As filed via EDGAR with the Securities and Exchange Commission on August 17,
 1998


                                                      Registration Nos. 33-84842
                                                                ICA No. 811-8798

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

     Pre-Effective Amendment No.  ________                                   |_|


     Post-Effective Amendment No.  21                                        |X|


                           and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|


     Amendment No.  21                                                       |X|


                        (Check appropriate box or boxes)

                             THE BEAR STEARNS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              575 Lexington Avenue
                            New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 272-2000 copy to:

Stephen A. Bornstein, Esq.                     Jay G. Baris, Esq.
Bear, Stearns & Co. Inc.                       Kramer, Levin, Naftalis & Frankel
575 Lexington Avenue                           919 Third Avenue
New York, New York   10022                     New York, New York  10022

(Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


              |_|  immediately upon filing pursuant to paragraph (b)

              |_|  on (date) pursuant to paragraph (b)

              |X|  60 days after filing  pursuant to  paragraph  (a)(1)

              |_|  on (date) pursuant to paragraph (a)(1)

              |_|  75 days after filing  pursuant to  paragraph  (a)(2)

              |_|  on (date)  pursuant to paragraph  (a)(2) of Rule 485.

              If  appropriate, check the following box:

              |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             THE BEAR STEARNS FUNDS




                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933


N-1A Item No.                                         Location
-------------                                         --------

Part A                                                Prospectus Caption
------                                                ------------------



Item 1.       Cover Page                              Cover Page

Item 2.       Synopsis                                Fee Table

Item 3.       Condensed Financial Information         Condensed Financial
                                                      Information

Item 4.       General Description of                  Description of the
              Registrant                              Fund; General
                                                      Information; Appendix

Item 5.       Management of the Fund                  Management of the Fund

Item 5A.      Management's Discussion of              Performance Information
              Fund's Performance

Item 6.       Capital Stock and Other                 Not Applicable
              Securities

Item 7.       Purchase of Securities Being            Alternative Purchase
              Offered                                 Methods; How to Buy
                                                      Shares

Item 8.       Redemption or Repurchase                How to Redeem Shares

Item 9.       Pending Legal Proceedings               Not Applicable

                                                      Statement of Additional
Part B                                                Information Caption
------                                                -------------------



Item 10.      Cover Page                              Cover Page

Item 11.      Table of Contents                       Table of Contents

Item 12.      General Information and History         Information About the
                                                      Fund

Item 13.      Investment Objectives and               Investment Objective
              Policies                                and Management
                                                      Policies; Appendix

Item 14.      Management of the Fund                  Management of the Fund

Item 15.      Control Persons and Principal           Information About the
              Holders of Securities                   Fund

Item 16.      Investment Advisory and Other           Management
              Services                                Arrangements;
                                                      Custodian, Transfer and
                                                      Dividend Disbursing
                                                      Agent, Counsel and
                                                      Independent Auditors

Item 17.      Brokerage Allocation                    Portfolio Transactions

Item 18.      Capital Stock and Other                 Not Applicable
              Securities

Item 19.      Purchase, Redemption and Pricing        Management of the Fund;
              of Securities                           Purchase and Redemption
                                                      of Shares; Determi-
                                                      nation of Net Asset
                                                      Value

Item 20.      Tax Status                              Dividends,
                                                      Distributions and Taxes

Item 21.      Underwriters                            Cover Page

Item 22.      Calculation of Performance Data         Performance Information

Item 23.      Financial Statements                    Financial Statements


Part C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

T H E   B E A R   S T E A R N S   F U N D S
5 7 5  L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS


                          The Bear Stearns Funds and
                         Bear Stearns Investment Trust

                            CLASS A, B AND C SHARES

The Bear Stearns Funds and Bear Stearns Investment Trust are separate open-end management investment companies, known as mutual funds (together the "Funds"). By this Prospectus, the Funds offer Class A, B and C shares of one non-diversified portfolio, the Emerging Markets Debt Portfolio (the "Debt Portfolio"), and two diversified portfolios, the Income Portfolio (the "Income Porfolio") and the High Yield Total Return Portfolio (the "High Yield Portfolio") (each a "Portfolio" and together the "Portfolios").

                                INCOME PORTFOLIO
       Seeks high current income consistent with preservation of capital.

                       HIGH YIELD TOTAL RETURN PORTFOLIO
   Seeks total return through high current income and capital appreciation.

                        EMERGING MARKETS DEBT PORTFOLIO
              Seeks high current income by primarily investing in debt obligations of issuers located in emerging countries, and seeks to provide capital appreciation.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM" or the "Adviser"), a wholly owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser. Bear Stearns Funds Management Inc. ("BSFM"), a wholly owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of each Portfolio. Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as each Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated October 16, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank; are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               October 16, 1998

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Financial Highlights.......................................................   6
Alternative Purchase Methods...............................................   8
Description of the Portfolios..............................................   8
Investment Objectives and Policies.........................................   9
Investment Techniques......................................................  13
Risk Factors...............................................................  22
Management of the Portfolios...............................................  32
How to Buy Shares..........................................................  36
Net Asset Value............................................................  38
Shareholder Services.......................................................  41
How to Redeem Shares.......................................................  43
Dividends and Distributions................................................  46
Taxes......................................................................  47
Performance Information....................................................  48
General Information........................................................  49
Appendix................................................................... A-1

                                   Fee Table


-------------------------------------------------------------------------------------------
                                   INCOME                    HIGH YIELD TOTAL RETURN
                                  PORTFOLIO                           PORTFOLIO
                         CLASS A     CLASS B    CLASS C    CLASS A     CLASS B    CLASS C
-------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Load
 Imposed on Purchases
 (as a percentage of
 maximum offering
 price).................  4.50%(1)     --         --        4.50%(1)     --         --
 Maximum Deferred Sales
 Charge Imposed on
 Redemptions (as a
 percentage of the
 amount subject to
 charge)................   --   (2)   5.00%      1.00%       --   (2)   5.00%      1.00%
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 DAILY NET ASSETS)
 Advisory Fees (after
 fee waiver)............  0.00%(3)    0.00%(3)   0.00%(3)   0.00%(4)    0.00%(4)   0.00%(4)
 12b-1 Fees.............  0.35%(5)    0.75%      0.75%      0.10%       0.75%      0.75%
 Other Expenses (after
 expense reimbursement).  0.45%(3)    0.70%(3)   0.70%(3)   0.90%(4)    0.90%(4)   0.90%(4)
                          ----        ----       ----       ----        ----       ----
 Total Portfolio
 Operating Expenses
 (after fee waiver and
 expense reimbursement).  0.80%(3)    1.45%(3)   1.45%(3)   1.00%(4)    1.65%(4)   1.65%(4)
                          ====        ====       ====       ====        ====       ====

------
See Notes on Page 5.

EXAMPLE:
 You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return.

------------------------------------------------------------------------------
                                       1 YEAR                  3 YEARS
                                  WITH       WITHOUT      WITH       WITHOUT
FUND                           REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
INCOME PORTFOLIO
 Class A Shares...............    $ 53         $53        $ 69        $ 69
 Class B Shares...............      66          15          79          46
 Class C Shares...............      25          15          46          46
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class A Shares...............      55          --          75          --
 Class B Shares...............      68          17          85          52
 Class C Shares...............      27          17          52          52
------------------------------------------------------------------------------
                                       5 YEARS                10 YEARS*
                                  WITH       WITHOUT      WITH       WITHOUT
                               REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
INCOME PORTFOLIO
 Class A Shares...............    $ 87         $87        $140        $140
 Class B Shares...............     103          79         156         156
 Class C Shares...............      79          79         174         174
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class A Shares...............      98          --         162          --
 Class B Shares...............     113          90         178         178
 Class C Shares...............      90          90         195         195

------
* Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

--------------------------------------------------------------------------------
                                                       EMERGING MARKETS DEBT
                                                             PORTFOLIO
                                                      CLASS A    CLASS B CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a
 percentage of maximum offering price)...............  4.50%(1)    --      --
 Maximum Deferred Sales Charge Imposed on Redemptions
 (as a percentage of the amount subject to charge)...   --  (2)   5.00%   1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE
 OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waiver)(6).................  0.28%      0.01%   0.28%
 12b-1 Fees..........................................  0.35%(5)   0.75%   0.75%
 Other Expenses (after expense reimbursement)(7).....  1.12%      1.64%   1.37%
                                                       ----       ----    ----
 Total Portfolio Operating Expenses (after fee waiver
 and expense reimbursement)(6).......................  1.75%      2.40%   2.40%
                                                       ====       ====    ====

------
See Notes on Page 5.

EXAMPLE:
You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return.

-------------------------------------------------------------------------
                                  1 YEAR                  3 YEARS
                             WITH       WITHOUT      WITH       WITHOUT
FUND                      REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------
EMERGING MARKETS DEBT
 PORTFOLIO
 Class A Shares..........    $ 62        $ --        $ 98        $ --
 Class B Shares..........      75          24         107          75
 Class C Shares..........      34          24          75          75
-------------------------------------------------------------------------
                                  5 YEARS                10 YEARS*
                             WITH       WITHOUT      WITH       WITHOUT
                          REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
-------------------------------------------------------------------------
EMERGING MARKETS DEBT
 PORTFOLIO
 Class A Shares..........    $136        $ --        $242        $ --
 Class B Shares..........     150         128         257         257
 Class C Shares..........     128         128         274         274

------
* Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Portfolios' actual performance will vary and may result in an actual return greater or less than 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolios and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Portfolios."

------
(1) The sales load may also be reduced or eliminated under certain circumstances. See "How to Buy Shares."
(2) In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions within the first year of purchase. See "How to Buy Shares-Class A Shares."

(3) With respect to Class B and C shares of the Income Portfolio, Other Expenses include a shareholder servicing fee of 0.25%. With respect to Class A, B and C shares, BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Income Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.80%, 1.45% and 1.45% for Class A, B and C shares, respectively. Without such fee waiver and expense reimbursement, Advisory Fees would have been 0.45% for the Income Portfolio. Other Expenses would have been 1.86% for A shares, 0.73% for B shares and 1.88% for C shares, and Total Portfolio Operating Expenses would have been 2.66% for A Shares, 1.93% for B Shares and 3.08% for C Shares.
(4) With respect to Class A, B and C shares of the High Yield Portfolio, Other Expenses include a shareholder servicing fee of 0.25%. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the High Yield Portfolio other than brokerage commissions, extraordinary items, interest and taxes. Without such fee waiver and expense reimbursement, Advisory Fees would have been 0.60% for the High Yield Portfolio. Other Expenses would have been 1.97% for Class A shares, 1.98% for Class B shares and 1.97% for Class C shares. Total Portfolio Operating Expenses would have been 2.67% for Class A shares, 3.33% for Class B shares and 3.32% for Class C shares.
(5) With respect to Class A shares of the Income and Debt Portfolios, 12b-1 fees include a shareholder servicing fee of 0.25% and a distribution fee of 0.10%. Bear Stearns will waive the distribution fee to the extent that the Portfolio would otherwise exceed the National Association of Securities Dealers, Inc. ("NASD") limitations on asset-based sales charges. Pursuant to NASD rules, the aggregate deferred sales loads and annual distribution fees may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Portfolio rather than on a per shareholder basis. Therefore, a long-term shareholder of the Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares. The maximum sales charge rule is applied separately to each class.

(6) The expense figures have been restated from actual expenses paid during the fiscal year ended March 31, 1998 to reflect current expense levels. BSAM has undertaken to waive its compensation and assume its expenses (except the brokerage fees, extraordinary items and taxes) provided in the Investment Management Agreement to maintain total operating expenses at 1.75%, and 2.40% and 2.40% per annum of the average daily net assets of the Class A shares, Class B shares and Class C shares, respectively. The waiver of compensation will automatically expire at such time as the Debt Portfolio has average net assets of $50 million or total operating expenses of the Debt Portfolio are less than 1.75% per annum of the average daily net assets, unless BSAM in its sole discretion determines to continue the waiver of compensation. Without such waiver, the investment management fees would be equal on an annual basis to 1.15%, of average net assets for Class A shares, Class B shares and Class C shares. Without such waiver by BSAM, total operating expenses are estimated to be equal to an annual basis to 2.76%, 4.65% and 3.45% of average net assets for Class A shares, Class B shares and Class C shares, respectively. See "Management of the Portfolio".
(7) With respect to the Class B and Class C shares of the Debt Portfolio, Other Expenses include a distribution fee of 0.10% and a shareholder servicing fee of 0.25% for personal service and maintenance of accounts. A service fee is reallocated to NASD member firms for continuous personal service by such members to investors in the Debt Portfolio, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Pursuant to the rules of the NASD, the aggregate initial sales charges, any deferred sales charges and asset based sales charges on shares of the Debt Portfolio may not exceed 6.25% of total gross sales, subject to certain exclusions.

                             Financial Highlights

The information in the table below covering each Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in each Portfolio's Annual Report for the fiscal year ended March 31, 1998, which is incorporated by reference into each Portfolio's Statement of Additional Information, which is available upon request.

Contained below are per-share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class A, B and C shares of each Portfolio for the periods indicated. This information has been derived from information provided in each Portfolio's financial statements.

Further information about performance is contained in the Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

----------------------------------------------------------------------------------------
                                                                         DISTRI-
                         NET                  NET                        BUTIONS  NET
                         ASSET                REALIZED AND    DIVIDENDS  FROM NET ASSET
                         VALUE,    NET        UNREALIZED      FROM NET   REALIZED VALUE,
                         BEGINNING INVESTMENT GAIN/(LOSS) ON  INVESTMENT CAPITAL  END OF
                         OF PERIOD INCOME*(4) INVESTMENTS*(5) INCOME     GAINS    PERIOD
----------------------------------------------------------------------------------------
EMERGING MARKETS DEBT
PORTFOLIO(1)
CLASS A
 For the fiscal year
  ended March 31, 1998..  $11.14     $0.91        $ 1.17        $(0.92)   $(0.30) $12.00
 For the fiscal year
  ended March 31, 1997..    9.02      0.85          2.10         (0.83)      --    11.14
 For the fiscal year
  ended March 31, 1996..    6.90      0.91          2.13         (0.92)      --     9.02
 For the fiscal year
  ended March 31, 1995..    8.98      0.79         (1.85)        (0.77)    (0.25)   6.90
 For the period May 3,
  1993 through March 31,
  1994..................    9.55      0.66         (0.55)        (0.65)    (0.03)   8.98
CLASS B
 For the period January
  12, 1998 through March
  31, 1998..............   11.33      0.21          0.61         (0.20)      --    11.95
CLASS C
 For the fiscal year
  ended March 31, 1998..   11.14      0.97          1.04         (0.90)    (0.30)  11.95
 For the fiscal year
  ended March 31, 1997..    9.04      0.84          2.07         (0.81)      --    11.14
 For the period July 26,
  1995 through March 31,
  1996..................    7.81      0.59          1.32         (0.68)      --     9.04
INCOME
PORTFOLIO(2)
CLASS A
 For the fiscal year
  ended March 31, 1998..   12.03      0.76          0.36         (0.76)    (0.02)  12.37
 For the fiscal year
  ended March 31, 1997..   12.26      0.73         (0.20)        (0.73)    (0.03)  12.03
 For the period April 5,
  1995 through March 31,
  1996..................   12.00      0.71          0.30         (0.71)    (0.04)  12.26
CLASS B
 For the period February
  2, 1998 through March
  31, 1998..............   12.47      0.10         (0.10)        (0.10)      --    12.37
CLASS C
 For the fiscal year
  ended March 31, 1998..   12.03      0.70          0.36         (0.70)    (0.02)  12.37
 For the fiscal year
  ended March 31, 1997..   12.26      0.68         (0.20)        (0.68)    (0.03)  12.03
 For the period April 5,
  1995 through March 31,
  1996..................   12.00      0.67          0.30         (0.67)    (0.04)  12.26
HIGH YIELD TOTAL RETURN
PORTFOLIO(3)
CLASS A
 For the period January
  2, 1998 through
  March 31, 1998........   12.00      0.26          0.73         (0.26)      --    12.73
CLASS B
 For the period January
  2, 1998 through March
  31, 1998..............   12.00      0.24          0.73         (0.24)      --    12.73
CLASS C
 For the period January
  2, 1998 through
  March 31, 1998........   12.00      0.24          0.73         (0.24)      --    12.73

-----
 * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Commenced investment operations on May 3, 1993: Class B and C shares commenced its initial public offering on January 12, 1998 and July 26, 1995, respectively.
(2) Commenced investment operations on April 5, 1995: Class B and C shares commenced its initial public offering on February 2, 1998 and April 5, 1995, respectively.
(3) Commenced investment operations on January 2, 1998.
(4) Reflects waivers and related reimbursements.

------------------------------------------------------------------------------------------------
                                                            INCREASE/(DECREASE)
            NET                             RATIO OF NET    REFLECTED IN
            ASSETS,         RATIO OF        INVESTMENT      EXPENSE RATIOS AND NET
TOTAL       END OF          EXPENSES TO     INCOME          INVESTMENT INCOME
INVESTMENT  PERIOD          AVERAGE         TO AVERAGE      DUE TO WAIVERS AND     PORTFOLIO
RETURN(6)   (000'S OMITTED) NET ASSETS(4)   NET ASSETS(4)   RELATED REIMBURSEMENTS TURNOVER RATE
------------------------------------------------------------------------------------------------
 19.31%         $33,448         1.75%            7.70%               1.01%            128.91%
 33.48           33,185         2.00             7.95                0.80             223.41
 46.13           28,860         2.00            10.64                1.18             266.46
(13.07)          28,049         2.00             8.86                0.53              35.01
  0.36           45,691         2.00(8)          7.24(8)             0.33(8)          100.85
  7.29(7)           566         2.40(8)          7.13(7)(8)          2.25(7)(8)       128.91
 18.66            4,317         2.40             7.31                1.05             128.91
 32.97            2,583         2.40             7.59                0.64             223.41
 25.45(7)           202         2.40(8)          8.72(7)(8)          3.42(7)(8)       266.46
  9.43            2,926         0.80             6.13                1.86             244.78
  4.40            3,367         0.80             5.99                1.73             262.95
  8.54            4,467         0.85(8)          5.76(8)             2.87(8)          107.35
 (0.04)(7)           18         1.45(8)          5.22(7)(8)          0.48(7)(8)       244.78
  8.92            1,403         1.28             5.60                1.80             244.78
  3.99            1,018         1.20             5.57                1.74             262.95
  8.13            1,775         1.25(8)          5.38(8)             2.95(8)          107.35
  8.30           18,301         1.00(8)          9.14(8)             1.67(8)          139.61
  8.13            6,013         1.65(8)          8.46(8)             1.68(8)          139.61
  8.13           11,298         1.65(8)          8.46(8)             1.67(8)          139.61

-----
(5) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For the Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.
(6) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(7) Total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
(8)  Annualized.

                         Alternative Purchase Methods

By this Prospectus, each Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in each Portfolio's investment portfolio.

CLASS A SHARES

Class A shares of each Portfolio are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." The Class A shares of the Debt Portfolio and the Income Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 0.35 of 1% of the value of the average daily net assets of Class A shares. Class A shares of High Yield Portfolio are subject to an annual distribution fee at the rate of 0.10 of 1% of the average daily net assets of Class A shares. The Class A shares of the High Yield Portfolio are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class A shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares.

CLASS B SHARES

Class B shares of each Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How to Redeem
Shares--Class B Shares." Class B shares of each Portfolio are subject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class B shares. Class B shares of each Portfolio are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. Class B shares of each Portfolio will convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. The distribution and shareholder servicing fees will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares.

CLASS C SHARES

Class C shares of each Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares--Class C Shares." Class C shares of each Portfolio are subject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class C. Class C shares of each Portfolio also are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. The distribution and shareholder servicing fees will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in a Portfolio, the accumulated distribution and shareholder servicing fees and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the net return of Class A. See "How to Buy Shares--Choosing a Class of Shares."

                         Description of the Portfolios

GENERAL

Each of the Bear Stearns Funds and Bear Stearns Investment Trust is known as a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters the Funds' shareholders vote together as a group; as to others they vote separately by Portfolio. By this Prospectus, shares of the Debt Portfolio, the Income Portfolio and the High Yield Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

NON-DIVERSIFIED STATUS

The Debt Portfolio is a non-diversified portfolio of Bear Stearns Investment Trust. The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the
"Code"), which generally requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                       Investment Objectives and Policies

The investment objectives and principal investment policies of each Portfolio are described below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

INCOME PORTFOLIO

The Income Portfolio's investment objective is to seek high current income consistent with preservation of capital.

The Income Portfolio invests at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in bonds (which it defines as bonds, debentures and other fixed-income securities). The Portfolio is permitted to invest in a broad range of investment grade, U.S. dollar denominated fixed-income securities and securities with debt-like characteristics (e.g., bearing interest or having stated principal) of domestic and foreign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political subdivisions, agencies or instrumentalities. Under normal market conditions, the Portfolio seeks to provide performance results that equal or exceed the Salomon Brothers BIG Bond Index, which is a market-capitalization weighted index that includes U.S. Treasury, Government- sponsored, mortgage and investment grade fixed-rate corporate fixed-income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion in the Salomon Brothers BIG Bond Index. As of March 31, 1998, the weighted average maturity of securities comprising the Salomon Brothers BIG Bond Index was approximately eight and 1/2 years and their average duration was approximately four and 1/2 years. Under normal market conditions, the Portfolio invests in a portfolio of securities with a dollar-weighted average maturity of approximately seven years.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of five years would be expected to decline 5% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 5% if interest rates fell 1%. The market price of a bond with a duration of 10 years would be expected to increase or decline twice as much as the market price of a bond with a five year duration. Duration measures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Portfolio, BSAM will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments, coupon flows and other factors which may affect the maturity of the security. This method of computing duration is known as effective duration.

BSAM anticipates actively managing the Portfolio's assets in response to changes in the business cycle. BSAM seeks to identify and respond to phases in the business cycle--simplistically, the expansion, topping out, recession and trough phases--and to invest the Portfolio's assets by shifting among market sectors, maturities and relative credit quality in a way which it believes will achieve the Portfolio's objective in a relatively conservative manner taking into account the volatility and risk associated with investing in a portfolio of relatively longer-term fixed-income securities. While the Portfolio seeks, as part of its investment objective, to preserve capital, investors should recognize that the net asset value per share of the Portfolio should be expected to be more volatile than the net asset value per share of a fund that invested in portfolio securities with a shorter duration.

At least 65% of the value of the Portfolio's total assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or the equivalent by other rating agencies, or, if unrated, deemed to be of comparable quality by BSAM. Up to 25% of the value of the Portfolio's total assets may consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Ba or B by Moody's, BB or B by S&P or the equivalent by other rating agencies or, if unrated, deemed to be of comparable quality by BSAM. The Portfolio may invest in short-term fixed-income obligations which are rated in the two highest rating categories by Moody's, S&P, Fitch or Duff. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

HIGH YIELD TOTAL RETURN PORTFOLIO ("HIGH YIELD PORTFOLIO")

The High Yield Portfolio's investment objective is total return through high current income and capital appreciation.

The High Yield Portfolio will invest, under normal circumstances, at least 80% of its total assets in high yield fixed-income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks. The balance of the Portfolio's assets may be invested in any other securities which BSAM believes are consistent with the Portfolio's objective, including higher-rated fixed-income securities, common stocks and other equity securities. The Portfolio is designed for investors seeking to diversify an all-equity portfolio with securities that offer greater income with capital appreciation potential. The Portfolio is not a market-timing vehicle.

Securities offering the high current yield and capital appreciation potential characteristics that the Portfolio seeks are generally found in rapidly growing companies requiring debt to fund plant expansion plans or pay for acquisitions and large, well-known companies with a high degree of leverage. These securities are also generally rated in the medium to lower categories by recognized rating services. The Portfolio expects to seek high current income by investing at least 80% of its total assets in "high yield fixed-income securities," which for this purpose constitute fixed income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO), or unrated securities determined by the Adviser to be of comparable quality. Corporate bonds rated Ba or lower by Moody's and BB or lower by Standard & Poor's are considered speculative. The Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below Caa by Moody's or CCC by Standard & Poor's, including bonds in the lowest ratings categories (C for Moody's and D for Standard and Poor's) and unrated bonds of comparable quality. Such securities are highly speculative and may be in default of principal and/or interest payments. A description of corporate bond ratings is contained in the Appendix to this Prospectus.

In selecting a security for investment by the Portfolio, BSAM will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by BSAM. BSAM will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio. BSAM will be free to invest in high yield, high risk debt securities of any maturity and duration, and the interest rates on such securities may be fixed or floating.

Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Risk Factors."

In addition to providing the potential for high current income, high yield securities may provide the potential for capital appreciation. The Portfolio will seek capital appreciation by investing in securities which may be expected by BSAM to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit rating, or a combination of both.

As stated above, normally at least 80% of the Portfolio's total assets will be invested in high yield fixed-income securities, including medium- to lower-rated high yield fixed-income securities and unrated securities of comparable quality. The balance of the Portfolio's assets may be invested in any other securities believed by BSAM to be consistent with the Portfolio's investment objective, including higher-rated fixed-income securities, common stocks and other equity securities. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower-rated or comparable unrated securities and those derived from higher rated issues, the Portfolio may invest in higher-rated fixed-income securities that provide similar yields but have less risk. Generally, the Portfolio's average weighted maturity will range from three to twelve years.

EMERGING MARKETS DEBT PORTFOLIO ("DEBT PORTFOLIO")

The Debt Portfolio's investment objective is to provide investors with high current income by investing primarily in Debt Obligations of issuers located in "Emerging Countries". The Portfolio's secondary objective is to provide investors with capital appreciation.

The Debt Portfolio considers "Debt Obligations" to include fixed or floating rate bonds, notes, debentures, commercial paper, loans, Brady bonds, convertible securities, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. The Portfolio considers "Emerging Countries" to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. The countries that will not be considered Emerging Countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States. The Portfolio primarily invests in a combination of (a) high-yield dollar-denominated instruments and (b) local currency instruments in Emerging Countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar is expected to result in a high dollar rate of return. Although the Portfolio's primary investment objective is current income, the Portfolio also intends to take advantage of opportunities to realize capital appreciation from its investments when such opportunities arise. Investing in local currency and dollar-denominated medium and long term debt in Emerging Countries offers the potential for capital appreciation due to interest rate and currency exchange fluctuations and improving credit quality. No assurance can be given that the Debt Portfolio's investment objective will be achieved.

The Portfolio may invest at least 80% of its total assets in Debt Obligations of issuers in Emerging Countries. The Portfolio intends to focus its investments in countries in Asia, Eastern Europe, Latin America and Africa. The Portfolio may invest up to 20% of its total assets in Debt Obligations of issuers that are not considered to be issuers in Emerging Countries.

The Portfolio may invest at least 30% of its total assets in Debt Obligations of issuers in Latin America. The Portfolio considers "Latin America" to include the following countries: Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.

At least 70% of the Portfolio's total assets is invested in U.S. dollar denominated instruments. Up to 30% of the Portfolio's assets may be invested in Debt Obligations denominated in local currencies provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the currency of any one country. To the extent the Portfolio invests in non-dollar denominated securities, the Portfolio will be subject to risks relating to fluctuations in currency exchange rates and the possible imposition of exchange control regulations (e.g., currency blockage) or other foreign or U.S. laws or restrictions applicable to such investments. See "Risk Factors."

Under normal circumstances, the Portfolio invests at least 70% of its total assets in Debt Obligations of issuers in at least three Emerging Countries. The Debt Portfolio may not invest more than 40% of its assets in Debt Obligations of issuers located in any one country. Investing the Portfolio's assets in securities of issuers located in Emerging Countries will subject the Portfolio to the risks of adverse social, political or economic events which may occur in such foreign countries. See "Risk Factors." When BSAM believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may invest up to all of its assets in cash (U.S. dollars) or U.S. Government securities.

The Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries, or (ii) the issuer is organized under the laws of, and with a principal office in, an Emerging Country.

BSAM may invest in Debt Obligations that it determines to be suitable investments for the Portfolio notwithstanding any credit ratings that may be assigned to such securities. At any one time substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. The Portfolio will purchase non-performing securities and some of these securities may be comparable to securities rated as low as D by Standard & Poor's or C by Moody's Investors Service, Inc. ("Moody's") (the lowest credit ratings of such agencies). A substantial portion of the Portfolio's holdings of Debt Obligations are expected to trade at substantial discounts from face value. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. The ratings do not necessarily reflect the current or future composition of the Portfolio. A description of the ratings of the various securities in which the Portfolio may invest appears in Appendix A to this Prospectus.

Debt Obligations in which the Portfolio may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed interest rates. The average maturity of the Portfolio's investments will vary based upon BSAM's assessment of economic and market conditions. Because the Portfolio intends to hold fixed-rate instruments, some of which may have long maturities, the value of the securities held by the Portfolio, and thus the net asset value of its shares generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost.

Debt markets in Emerging Countries presently consist of a wide variety of instruments issued by developing countries, related institutions and companies. The Portfolio intends to invest in two broad classes of securities: dollar denominated instruments traded in secondary markets outside of the Emerging Countries which have issued the securities, and non-dollar denominated securities (as defined herein) which are traded in the country of issue and/or in secondary markets.

A substantial portion of the dollar denominated Debt Obligations in which the Debt Portfolio intends to invest had its origin in syndicated bank loans made during the 1970s and early 1980s. As a consequence of the substantial volatility in commodity prices, and the dramatic increase in interest rates in the early 1980s, many Emerging Countries defaulted on these loans. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady bonds (as described below). Brady bonds, remaining outstanding bank loans and a relatively small but growing number of newly issued government, agency and corporate bond issues make up the large and growing debt market in Emerging Countries. The investment vehicles which BSAM is expected to acquire or utilize on behalf of the Debt Portfolio are described below.

The Debt Portfolio is designed to be actively managed. The Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting Debt Obligations, including political and economic developments, changing credit quality, interest rates, currency exchange rates, and other factors. Because the Portfolio can purchase floating rate securities and securities with short to intermediate term maturities, BSAM can adjust the Portfolio's holdings in an effort to maximize returns in almost any interest rate environment. In addition, the Portfolio's ability to invest in securities with any maturities of up to thirty years allows BSAM to adjust the Portfolio's investments as interest rates change to take advantage of the most attractive segments of the yield curve.

                             Investment Techniques

Each Portfolio may engage in various investment techniques as described below.

FIXED-INCOME SECURITIES (ALL PORTFOLIOS)

Each Portfolio invests primarily in fixed-income securities. Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by a Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

FOREIGN SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in securities of foreign issuers. When a Portfolio invests in foreign securities, they may be denominated in foreign currencies. Thus, a Portfolio's net asset value will be affected by changes in exchange rates. (See "Risk Factors".) Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in foreign securities.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Convertible debt securities have characteristics of both fixed income and equity instruments.

No Portfolio has the current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion, although it may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Under normal conditions, the High Yield Portfolio and the Debt Portfolio will not invest more than 10% of their total assets, respectively, in convertible securities.

ZERO  COUPON  SECURITIES,   PAY-IN-KIND  BONDS  AND  DISCOUNT  OBLIGATIONS  (ALL
PORTFOLIOS)

Each Portfolio may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Portfolio also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Portfolios will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay- in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Portfolios are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Portfolios will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Portfolios may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in zero coupon securities, pay-in-kind bonds or discount obligations.

NON-DOLLAR DENOMINATED SECURITIES (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and Debt Portfolios may invest in non-dollar denominated securities. Investments in non-dollar denominated securities will include fixed and/or floating rate instruments, including discount notes, commercial paper, debentures and other debt securities issued by public or private sector entities. Such investments may also include debt securities which are payable in local currency in amounts calculated with reference to the U.S. dollar. A Portfolio will invest in short term or floating rate non-dollar denominated securities when BSAM believes that the relationship between local interest rates, inflation and currency exchange rates will result in a high dollar return.

The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. In addition, the performance of non-dollar denominated securities will depend on, among other things, the strength of the foreign currency against the U.S. dollar. Appreciation in the value of the foreign currency generally can be expected to increase, and declines in the value of foreign currencies relative to the U.S. dollar will depress, the value of a Portfolio's non-dollar denominated securities. Currently, because of high inflation and other factors, the currencies of the countries in which the Debt Portfolio intends to invest are generally expected to depreciate against the U.S. dollar. However, to the extent that local interest rates in such countries exceed the rate of currency devaluation, the potential for attractive returns in dollars exists. BSAM evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data, but will not generally be involved in active currency forecasting. The Portfolios may or may not hedge or cross hedge its foreign currency exposure. The High Yield Portfolio may invest up to 25% of its total assets in non-dollar denominated securities. The Debt Portfolio may invest up to 30% of its total assets in non-dollar denominated securities provided that no more than 20% of its assets are expected to be invested in Debt Obligations denominated in the currency of any one country.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL PORTFOLIOS)

Each Portfolio may purchase securities on a when-issued basis. When-issued transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Each Portfolio may also purchase securities on a forward commitment basis. In a forward commitment transaction, the Portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Although a Portfolio would generally purchase securities on a when-issued forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if BSAM deems it appropriate to do so.

The issuance of some of the securities in which the Debt Portfolio may invest depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when- issued trade. Each when-issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, the Debt Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

The High Yield Portfolio may not invest more than 33 1/3% of its total assets in when-issued securities and forward commitments. There is no overall limit on the percentage of the Debt Portfolio's assets which may be committed to the purchase of securities on a when-issued basis; however, the Debt Portfolio may only invest a maximum of 15% of its assets in when, as and if issued securities. An increase in the percentage of the Debt Portfolio's assets committed to such purchase of securities on a when-issued basis may increase the volatility of its net asset value.

Each Portfolio will hold and maintain in a segregated account until the settlement date liquid assets in an amount sufficient to meet the purchase price to the extent required by the 1940 Act. The purchase of securities on a when-issued forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

BORROWING AND LEVERAGE (ALL PORTFOLIOS)

The Debt Portfolio may, solely for temporary or emergency purposes, borrow in an amount up to 15% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Income Portfolio and the High Yield Portfolio may borrow money to the extent permitted under the 1940 Act. However, the Income Portfolio currently intends to borrow money only for temporary or emergency (net leveraging) purposes, in an amount up to 15% of the value of its total assets. A Portfolio may not purchase securities when borrowings exceed 5% of its total assets. If market fluctuations in the value of the Debt Portfolio's portfolio holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days of any such event the Debt Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Borrowings may be utilized to meet share redemptions of the Debt Portfolio or to pay dividends and distributions to Shareholders of the Portfolio, in instances where the Debt Portfolio does not desire to liquidate its portfolio holdings. The Debt Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Borrowings create leverage, a speculative factor. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that a Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to Shareholders as dividends will be reduced.

RESTRICTED AND ILLIQUID SECURITIES (ALL PORTFOLIOS)

Each Portfolio may purchase securities that are not registered or are offered in an exempt non-public offering ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Each Portfolio will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities that are not eligible for sale under Rule 144A. Restricted securities eligible for sale under Rule 144A are also subject to this 15% limitation, unless the Board of Trustees (or BSAM pursuant to a delegated authority) determines, based upon a continuing review of the trading markets for the specific restricted securities sold under Rule 144A, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to BSAM the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Trustees retains ultimate responsibility for any determination regarding whether a liquid market exists for Rule 144A securities. The liquidity of Rule 144A securities will be monitored by BSAM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the respective Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed its applicable percentage limitation for investments in illiquid securities. In reaching liquidity decisions, BSAM may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investing in Rule 144A securities could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES (ALL PORTFOLIOS)

The Portfolios may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options thereon), options on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolios' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in the Statement of Additional Information for The Bear Stearns Funds and "Investment Practices" in the Statement of Additional Information for the Bear Stearns Investment Trust. New financial products and risk management techniques continue to be developed and the Portfolios may use these new investments and techniques to the extent consistent with their investment objective and policies.

No Portfolio will purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related options made for "bona fide hedging purposes."

OPTIONS ON SECURITIES, INDICES AND FOREIGN CURRENCIES (ALL PORTFOLIOS)

In certain circumstances, each Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered put and call options on securities, indices and foreign currencies. Each Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. Each Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which a Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater return than would be realized on each Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. A Portfolio may not invest more than 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Portfolio may not write covered call or put option contracts in an amount exceeding 20% of its net assets at the time such option contracts are written. (See "Risk Factors" and the Statements of Additional Information for additional risk factors).

FUTURES AND OPTIONS ON FUTURES (ALL PORTFOLIOS)

Each Portfolio may buy and sell futures contracts and related options on securities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information.)

LENDING OF PORTFOLIO SECURITIES (ALL PORTFOLIOS)

Each Portfolio may, in seeking to increase its income, lend securities in its portfolio to securities firms and financial institutions deemed creditworthy by BSAM. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short term Government securities, bank letters of credit or such other collateral as may be permitted under a Portfolio's investment program and by regulatory agencies and approved by the Board of Trustees. While the securities loan is outstanding, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Portfolio has a right to call each loan and obtain the securities on five business days' notice. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The creditworthiness of firms to which a Portfolio lends its portfolio securities will be monitored on an ongoing basis by BSAM pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees. The Income Portfolio and the Debt Portfolio may each lend up to 33 1/3% of its total assets. The High Yield Portfolio may lend up to 30% of its total assets. The Income and High Yield Portfolios have appointed Custodial Trust Company
(CTC), an affiliate of BSAM, as securities lending agent. CTC receives a fee for these services.

REPURCHASE AGREEMENTS (ALL PORTFOLIOS)

Each Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involves the acquisition by the Portfolio of debt securities from a selling financial institution, such as a bank, savings and loan association or broker-dealer. In a repurchase agreement, the Portfolio purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Portfolio might suffer a loss to the extent the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Portfolios to be illiquid.

SHORT SALES (ALL PORTFOLIOS)

Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, a Portfolio will borrow the security to make delivery to the buyer. A Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, a Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or
(b) otherwise cover its short position through a short sale "against- the-box," which is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes."

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. Under normal conditions, a Portfolio will not engage in short sales to the extent that the Portfolio would be required to segregate with its Custodian, or deposit as collateral to replace borrowed securities, more than 25% of its net assets. The Debt Portfolio may not make short sales of securities, except short sales against the box.

BRADY BONDS (DEBT PORTFOLIO)

"Brady bonds" are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in Emerging Countries in connection with sovereign debt restructurings, under a plan, introduced by former U.S. Secretary of the Treasury Nicholas F. Brady, known as the Brady Plan. Agreements implemented under the Brady Plan are designed to reduce the debt service burden of heavily indebted nations, in exchange for various forms of credit enhancement coupled with economic policy reforms designed to improve the debtor country's ability to service its external obligations. The Brady Plan only sets forth the guiding principles for debt reduction and economic reform, emphasizing that solutions must be negotiated on a case by case basis between debtor nations and their creditors. As a result, the financial packages offered by each country differ.

Debt reduction is generally carried out through the exchange of outstanding commercial bank debt for various types of bonds, which may include (i) bonds issued at 100% of face value of such debt, (ii) bonds issued at a discount to face value of such debt, (iii) bonds offering fixed or floating rates of interest, (iv) bonds bearing a below market rate of interest which increases over time, and (v) bonds issued in exchange for the advancement of new money by existing lenders. Credit enhancement may take the form of collateralizing the principal with U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such bonds. Collateral purchases are financed by the International Monetary Fund ("IMF"), the World Bank and the debtor nation's reserves. In addition, the first two or three interest payments on certain types of Brady bonds may be collateralized by cash or securities agreed upon by creditors.

As a pre-condition to issuing Brady bonds, debtor nations are generally required to agree to the implementation of certain domestic monetary and fiscal reform measures with the World Bank or the IMF. Such measures have included the liberalization of trade and foreign investments, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to improve the debtor's ability to service its external obligations and promote its growth and development.

Brady bonds have been issued by a number of Emerging Countries, primarily in Latin America. Several other Emerging Countries are currently negotiating or have reached agreement with their creditors in sovereign debt restructuring that will result in the issuance of Brady bonds. For purposes of applicable tax and 1940 Act rules and regulations, Brady bonds are not considered U.S. Government securities.

The Debt Portfolio may invest in either collateralized or uncollateralized Brady bonds. Brady bonds are issued in various currencies (primarily U.S. dollars) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Emerging Country issuers. Because of the large size of most Brady bond issues, Brady bonds are generally highly liquid instruments. Brady bonds may be collateralized or uncollateralized, may carry floating or fixed rates of interest, and may have maturities of up to 30 years. The most common are 30-year collateralized fixed-rate "par bonds" and floating-rate "discount bonds," which are collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds, and carry at least one year's rolling interest-rate guarantee in the form of cash or marketable securities.

Investors should recognize that Brady bonds have been issued only recently, and accordingly they do not have a long payment history. There can be no assurance that the Brady bonds in which the

Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. For a discussion of the risks involved in investing in Brady bonds, see "Risk Factors -- Sovereign Debt."

INDEXED SECURITIES (DEBT PORTFOLIO)

The Debt Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically, provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INVESTMENT IN OTHER FUNDS (INCOME AND DEBT PORTFOLIOS)

In accordance with the 1940 Act, the Income and the Debt Portfolios may each invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and each Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of each Portfolio's total assets may be invested in the securities of any one investment company. The Debt Portfolio may invest in both investment companies that are registered under the 1940 Act as well as those that are not required to be so registered. Investment in other investment companies or vehicles may be the sole or most practical means by which the Debt Portfolio can participate in certain securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the 1940 Act and market availability. There can be no assurance that vehicles or funds for investing in certain Emerging Countries will be available for investment, particularly in the early stages of the Portfolio's operations. In addition, special tax considerations may apply. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of BSAM, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As an investor in an investment company, each Portfolio would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses; however, BSAM has agreed to waive its fees to the extent necessary to comply with state securities laws. In addition, BSAM has agreed to waive its fees to the extent necessary to retain its current expense cap.

LOANS (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and the Debt Portfolios may each invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Portfolio having a contractual relationship only with the Lender, not with the borrower government. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set- off between the Lender and the borrower. A Portfolio will acquire Participations only if the Lender positioned between the Portfolio and the borrower is determined by BSAM to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by BSAM when purchasing marketable securities. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against a borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities for purposes of valuing the Portfolio and calculating its net asset value. Under normal conditions, the High Yield Portfolio will not invest more than 15% of its total assets in Loans and the Debt Portfolio will not invest more than 20% of its total assets in Loans.

MORTGAGE-RELATED SECURITIES (HIGH YIELD AND INCOME PORTFOLIOS)

The High Yield and Income Portfolios may each invest in mortgage-related securities, consistent with their investment objectives, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, BSAM determines that the securities meet the Portfolios investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in mortgage-related securities.

EQUITY SECURITIES (HIGH YIELD PORTFOLIO)

In seeking to meet its objective, the High Yield Portfolio may invest in "equity" securities, including distressed securities, as described below. These securities include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock. To the extent the Portfolio invests in equity securities, there may be a diminution in the Portfolio's overall yield. See "Distressed Securities" below. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in equity securities.

DISTRESSED SECURITIES (HIGH YIELD PORTFOLIO)

The High Yield Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies, that in the view of the Adviser are currently undervalued, out of favor or price depressed relative to their long- term potential for growth and income (operationally troubled issuers) (collectively, "distressed securities"). Investment in distressed securities involves certain risks. See "Risk Factors." Under normal conditions, the Portfolio will not invest more than 20% of its total assets in distressed securities.

ASSET-BACKED SECURITIES (INCOME AND HIGH YIELD PORTFOLIOS)

The Income and High Yield Portfolios may invest in asset-backed securities, which are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The High Yield Portfolio currently intends to invest no more than 5% of its assets in asset-backed securities.

MUNICIPAL OBLIGATIONS (INCOME AND HIGH YIELD PORTFOLIOS)

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivision, agencies and instrumentalities, multistate agencies or authorities. While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and, in some cases, greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Dividends received by shareholders which are attributable to interest income received by a Portfolio from municipal obligations generally will be subject to federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Income Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. The High Yield Portfolio currently intends to invest no more than 5% of its assets in municipal obligations.

TEMPORARY STRATEGIES (ALL PORTFOLIOS)

Each Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with a Portfolio's investment objectives, BSAM may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality fixed-income securities or money market instruments of U.S. or foreign issuers, and most or all of the Portfolio's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of a Portfolio shares or to meet ordinary daily cash needs, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments (See Appendix B).

SIMULTANEOUS INVESTMENTS (ALL PORTFOLIOS)

Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by BSAM. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.

MISCELLANEOUS TECHNIQUES (ALL PORTFOLIOS)

In addition to the techniques and investments described above, the High Yield Portfolio may invest in trade claims, depository receipts and depository shares, and may engage in forward foreign currency exchange contracts, currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars and reverse repurchase agreements. The Debt Portfolio may engage in forward foreign currency exchange contracts, interest rate swaps, proxy hedging, cross hedging, settlement hedging, transaction hedging, position hedging and other strategies. The Income Portfolio may engage in forward currency contracts, currency swaps and cross currency hedging.

PORTFOLIO TURNOVER

The Portfolios will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because high yield markets can be especially volatile, securities of emerging market countries may at times be held only briefly. Under normal conditions, the portfolio turnover rates for the Bond Portfolio, High Yield Portfolio and Income Portfolio generally will not exceed 250%, 150% and 150%, respectively, in any one year. However, the portfolio turnover rates may exceed this rate when BSAM believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may: (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. Each of the Income Portfolio and the High Yield Portfolio may also (iii) invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises may be purchased, without regard to any such limitation. This paragraph describes certain fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares.

See "Investment Objectives and Management Policies--Investment Restrictions" in the relevant Portfolio's Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. In addition, the Debt Portfolio may purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of the Debt Portfolio's investments in all such companies to exceed 10%, of the value of its total assets. See "Investment Objectives and Management Policies-- Investment Restrictions" in The Bear Stearns Funds' Statement of Additional Information and "Investment Objective and Policies" in the Bear Stearns Investment Trust's Statement of Additional Information.


                                  Risk Factors

No investment is free from risk. Investing in a Portfolio will subject investors to certain risks which should be considered. The following risks apply to each Portfolio to the extent that it engages in the investment practices set forth below.

NET ASSET VALUE FLUCTUATIONS

No Portfolio's net asset value per share is fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.


FIXED-INCOME SECURITIES

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities that may be purchased by the Portfolios, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Funds' Board of Trustees. In accordance with such guidelines, BSAM will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

FOREIGN SECURITIES

Foreign securities involve certain risks, which should be considered carefully by an investor in the Portfolios. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company or government than about a domestic company or the U.S. Government. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgement against the issuers of such securities.

Investing in the securities markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

Additional costs could be incurred in connection with a Portfolio's international investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

Each Portfolio may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio.

RISK OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Portfolios, and thus the investors, may lose money through any unsuccessful use of these strategies. If BSAM's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include
(1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to pursue these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Dividends, Distributions and Taxes" in The Bear Stearns Funds' Statement of Additional Information and "Taxation" in the Bear Stearns Investment Trust's Statement of Additional Information.

The Portfolios will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Portfolios will generally purchase OTC options only if BSAM believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge its portfolio. There is also the risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

HIGH YIELD SECURITIES

GENERAL. The High Yield and Debt Portfolios may invest all or substantially all of their assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which a Portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Portfolio with a commensurate effect on the value of its respective shares. Therefore, an investment in a Portfolio should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Portfolio's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Funds' Board of Trustees to value the Portfolio's securities and the Funds' Trustees may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect a Portfolio's ability to sell securities at their fair value. In addition, each Portfolio may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Portfolio may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may increase.

The ratings of fixed-income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their Debt Obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Portfolios may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

As a result, a governmental obligor may default on its obligations. If such a default occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign Debt Obligations in the event of default under their commercial bank loan agreements.

DISTRESSED SECURITIES
Distressed securities involve a high degree of credit and market risk and may be subject to greater price volatility than other securities in which the Portfolio invests.

Although a Portfolio will invest in select companies which in the view of BSAM have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Portfolio may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of such portfolio investments may not be widely traded and that the Portfolio's position in such securities may be substantially relative to the market for such securities. As a result, the Portfolio may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

Distressed securities which a Portfolio may purchase may also include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Portfolio invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Portfolio to litigation risks or prevent the Portfolio from disposing of securities. In a bankruptcy or other proceeding, the Portfolio as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the creditors. See "Investment Objective and

Management Policies--Portfolio Securities-- Bankruptcy and Other Proceedings-- Litigation Risks" in The Bear Stearns Funds' Statement of Additional Information and "Risk Factors and Special Considerations-- Investing in Securities Markets of Emerging Countries" in the Bear Stearns Investment Trust's Statement of Additional Information.

Of the Debt Portfolio's total net assets as of March 31, 1998, 94.85% consisted of portfolio investments and 5.15% consisted of other assets in excess of liabilities. The percentage of the Debt Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BBB                         Baa                                               3.05%
         BB                          B                                                16.31%
         BB                          Ba                                               60.28%
         B                           B                                                15.38%
         NR                          NR                                                4.98%

Based on the weighted average ratings of all investments held during the Debt Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the Debt Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the Debt Portfolio's assets during the most recent period and is not necessarily representative of the Debt Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

--------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE
                                                                                       OF TOTAL
         S&P                           MOODY'S                                         INVESTMENTS
         RATINGS                       RATINGS                                         RATED*
--------------------------------------------------------------------------------------------------
         BBB                           Baa                                              3.27%
         BB                            B                                               29.50%
         BB                            Ba                                              45.38%
         B                             B                                               16.66%
         NR                            NR                                               5.19%

Of the High Yield Portfolio's total net assets as of March 31, 1998, 110.88% consisted of portfolio investments and -10.88% consisted of liabilities in excess of other assets. The percentage of the High Yield Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 1.33%
         BB                          Ba                                                0.64%
         B                           Ba                                                0.64%
         B                           B                                                67.55%
         B                           Caa                                              11.25%
         CCC                         B                                                 3.63%
         CCC                         Caa                                               2.55%
         NR                          NR                                               12.41%

Based on the weighted average ratings of all investments held during the High Yield Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the High Yield Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the High Yield Portfolio's assets during the most recent period and is not necessarily representative of the High Yield Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 0.68%
         BB                          Ba                                                0.97%
         B                           Ba                                                1.31%
         B                           B                                                63.27%
         B                           Caa                                              12.45%
         CCC                         B                                                 3.67%
         CCC                         Caa                                               4.31%
         NR                          NR                                               13.34%

------
* Equivalent Unrated-These categories represent the comparable quality of unrated securities as determined by the Adviser. For foreign government obligations not individually rated by an internationally recognized statistical rating organization, the Debt Portfolio assigns a rating based on the rating of the sovereign credit of the issuing government.

Debt Obligations in which the Portfolios may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed rates. Changes in interest rates generally will cause the value of debt securities held by the Portfolio to vary inversely to changes in prevailing interest rates. A Portfolio's investments in fixed-rate debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in short-term obligations. Brady bonds and other Debt Obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to a discount.

DISCOUNT OBLIGATIONS
The Portfolios expect to invest in both short-term and long-term Debt Obligations purchased at a discount, for example, zero coupon securities. The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities. See "Taxation" in the Statement of Additional Information for a discussion of original issue discount and market discount. In order to distribute income realized by a Portfolio and thereby maintain its qualification as a "regulated investment company" under the Code, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to shareholders. Under adverse market conditions, this may result in shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value.

POLITICAL AND ECONOMIC FACTORS
Investing in Debt Obligations of Emerging Countries involves risks relating to political and economic developments abroad. The value of a Portfolio's investments will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolio has invested. In many cases, governments of Emerging Countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely effect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Country issuers to make payments on their Debt Obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries.

While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The Portfolio will treat investments of the Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

FOREIGN EXCHANGE RISK
Many of the currencies of Emerging Countries have experienced significant devaluations relative to the dollar, and major adjustments have been made in certain of them at times. To the extent a Portfolio had invested in non-dollar denominated securities, a decline in the value of such currency would reduce the value of certain portfolio securities and the net asset value of the Portfolio. The Debt Portfolio may invest up to 30% of its assets in Debt Obligations denominated in local currencies. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated in currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

SOVEREIGN DEBT
Investing in Debt Obligations of governmental issuers in Emerging Countries involves economic and political risks. While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the IMF and the political constraints to which the governmental entity may be subject. As a result, governmental entities may default on their obligations. Holders of certain Emerging Country Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of holders of Emerging Country Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.

Sovereign obligors in developing and Emerging Countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the sovereign debt securities in which the Portfolio expects to invest have in the past experienced substantial difficulties in servicing their external Debt Obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings.

Sovereign debt issued by issuers in many Emerging Countries generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt may be comparable to securities rated D by S&P or C by Moody's.

INVESTING IN SECURITIES MARKETS OF EMERGING COUNTRIES
Most securities markets in Emerging Countries may have substantially less volume and are subject to less government supervision than U.S. securities markets, and securities of many issuers in Emerging Countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers, and listed and unlisted companies in Emerging Countries than in the United States.

Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain Emerging Country Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Emerging Country Debt Obligations and increase the costs and expenses of a Portfolio. Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse affect on a Portfolio's non-dollar denominated securities and on the issuers of debt obligations generally.

In addition, with respect to certain Emerging Countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, and political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other. The risk also exists that an emergency situation may arise in one or more emerging countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Funds may suspend redemption of Portfolio shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly, if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Portfolio's identification of such condition until the date of the Securities and Exchange Commission action, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

REPORTING STANDARDS
The Debt Obligations of emerging markets countries will not be registered with the Securities and Exchange Commission or subject to U.S. regulatory or reporting requirements. Disclosure requirements in Emerging Countries are generally not as stringent as in the U.S. and there may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.

INVESTMENT PRACTICES
Certain of the investment practices in which the Portfolios may engage have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent BSAM's views as to certain market movements are incorrect, the risk that the use of such strategies could result in losses greater than if they had not been used. The risks associated with illiquidity are particularly acute in situations in which a Portfolio's operations require cash, such as when the Portfolio redeems for its shares of beneficial interests or pays distributions, and may result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at the price set at the time of the contract. The use of forward foreign currency exchange contracts entails certain risks. The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Use of put and call options could result in losses to the Portfolios, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions could result in the Portfolio's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. A Portfolio depends upon the reliability and creditworthiness of the counterparty when it enters into OTC currency or securities options or other agreements. Investments in indexed securities offer the potential for an attractive rate of return, but also entail the risk of loss of principal. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regards to the Portfolio's use of proxy hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relating to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

YEAR 2000 RISK
Many of the world's computer systems currently record years in two-digit format. Such computer systems will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions in the U.S. and internationally (the "Year 2000 Issue").

To ensure that the Portfolios are not negatively impacted by the Year 2000 Issue, BSAM's corporate parent through its relevant subsidiaries or its affiliates commenced in 1996, and have made significant progress on, a coordinated effort to identify and correct any Year 2000 Issues that could potentially arise in internally developed computer systems and to either obtain representations from, or make other inquiries of, those parties who provide computer applications or services that are computer system dependent that BSAM has determined are critical to the Portfolios.

At the present time, BSAM has been informed by its corporate parent that it expects that most of its significant Year 2000 corrections should be tested in production by the end of 1998. Full integration testing of these systems and testing of interfaces with third party providers will continue through 1999. However, there can be no assurance that such schedule will be met or the systems of other companies on which BSAM and the Portfolios are dependent also will be timely converted or that such failure to convert by another company would not have an adverse effect on the Portfolios.

                         Management of the Portfolios

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. Each Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.


PORTFOLIO MANAGEMENT

BSAM uses a team approach to manage each Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.


INVESTMENT ADVISER AND MANAGER

The Portfolios' investment adviser and manager is BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1998, of $9.8 billion.

BSAM supervises and assists in the overall management of the Portfolios' affairs under an Investment Advisory Agreement between BSAM and the Portfolios, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

BSAM uses a team approach to money management consisting of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

Under the terms of an Investment Advisory Agreement, BSAM is entitled to receive from the Income Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees accrued by the Income Portfolio and High Yield Portfolio amounted to $91,715 and $28,723, respectively, all of which was waived.

Under the terms of the Investment Management Agreement, the Debt Portfolio pays BSAM a fee computed daily and payable monthly, at an annual rate equal to 1.15% of the Debt Portfolio's average daily net assets up to $50 million, 1.00% of the Debt Portfolio's average daily net assets of more than $50 million but not in excess of $100 million, and 0.70% of the Debt Portfolio's average daily net assets above $100 million. For the fiscal year ended March 31, 1998, investment management fees earned by the Debt Portfolio amounted to $435,752, of which $328,977 was waived.

BSAM has agreed that if, in any fiscal year, the sum of the Debt Portfolio's expenses exceeds the expense limitations applicable to the Debt Portfolio imposed by state securities administrators, BSAM will reimburse the Debt Portfolio its fees under the Investment Management Agreement or make other arrangements to limit Debt Portfolio expenses to the extent required by such expense limitations. From time to time, BSAM may waive receipt of its fees and/or voluntarily assume certain of the Debt Portfolio's expenses, which would have the effect of lowering the Debt Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Debt Portfolio will not pay BSAM at a later time for any amounts it may waive, nor will the Debt Portfolio reimburse BSAM for any amounts it may assume until such time as the average net assets of the Debt Portfolio exceed $50 million or the total operating expenses of the Debt Portfolio are less than 1.75%, 2.40% and 2.40% of the Class A shares, Class B and Class C shares, respectively, of the Debt Portfolio. The investment management fees paid by the Debt Portfolio are greater than those paid by most funds, but are believed by BSAM to be appropriate for fees paid by funds with a global investment strategy.

ADMINISTRATOR

Each Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with assets at June 30, 1998 of over $3.0 billion.

For providing administrative services to each Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 (before fee waiver) of 1% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Funds, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum annual fee of $150,000 for each portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering a Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time PFPC Inc. may waive a portion of its fee. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Funds to use the name "Bear Stearns" or derivatives thereof as part of the Funds' name for as long as the Investment Advisory and Management Agreements are in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under each Portfolio's Distribution and Shareholder Servicing Plans described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, acts as the custodian for the Bond Portfolio and the High Yield Portfolio.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian for the Debt Portfolio's assets.

PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as each Portfolio's administrator, transfer agent, dividend-paying agent and registrar.

Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Portfolios' portfolio of securities and cash invested in securities of foreign countries are held by their subcustodians, who are approved by the Trustees of the Portfolios in accordance with the rules of the Securities and Exchange Commission.

DISTRIBUTION AND SHAREHOLDER SERVICING

This section summarizes the distribution and shareholder servicing plans relating to each class of shares of each Portfolio.

INCOME PORTFOLIO

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN--CLASS A AND C SHARES

Under a plan adopted by the Board of Trustees of The Bear Stearns Funds pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Income Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders.

The Income Portfolio will pay Bear Stearns an annual fee of 0.35% and 0.75% for Class A and C shares, respectively, of the Portfolio's average daily net assets.

With respect to Class A shares of the Income Portfolio, Bear Stearns will waive the distribution fee to the extent that the fee would otherwise exceed the NASD limitations on asset-based sales charges. The 6.25% limitation is imposed on the Income Portfolio rather than on a per-shareholder basis. Therefore, a long-term shareholder of the Income Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares.

Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. With respect to Class A shares of the Income Portfolio, up to 0.25% of the average daily net assets of the class will compensate institutions for personal service and maintenance of accounts holding the Income Portfolio's shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan. Fees paid under the Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

DISTRIBUTION PLAN--CLASS B SHARES

Under a Plan adopted by the Board of Trustees of The Bear Stearns Funds pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") for Class B shares, the Income Portfolio will pay Bear Stearns an annual fee of 0.75% of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensates Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The Income Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN-CLASS B AND C SHARES

The Bear Stearns Funds has adopted a shareholder servicing plan on behalf of the Portfolio's Class B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Portfolio may enter into shareholder service agreements under which the Income Portfolio pays a fee of up to 0.25% of the average daily net assets of Class B and C shares of the Income Portfolio for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. Fees paid under the Shareholder Servicing Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

EXPENSE LIMITATION

BSAM has undertaken (until such time as it gives investors at least 60 days notice to the contrary) that, if in any fiscal year, certain expenses, including the investment advisory fee and fees paid under the Plan and the Distribution Plan, exceed 0.80% of the average daily net assets of the Class A shares of the Income Portfolio, 1.45% of the average daily net assets of the Class B shares of the Income Portfolio and 1.45% of the average daily net assets of the Class C shares of the Income Portfolio for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expenses.

HIGH YIELD PORTFOLIO

DISTRIBUTION PLAN-CLASS A, B AND C SHARES

Under a plan adopted by the Board of Trustees of The Bear Stearns Funds pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the High Yield Portfolio will pay Bear Stearns an annual fee of 0.10%, 0.75% and 0.75% of the average daily net assets of Class A, B and C shares, respectively. Amounts paid under the Distribution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The High Yield Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN-CLASS A, B AND C SHARES

The Bear Stearns Funds has adopted a shareholder servicing plan on behalf of the High Yield Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

EXPENSE LIMITATION

BSAM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses of the High Yield Portfolio, including the investment advisory fee, exceed 1.00% of Class A's average daily net assets, 1.65% of Class B's average daily net assets and 1.65% of Class C's average daily net assets for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.

DEBT PORTFOLIO

DISTRIBUTION PLAN-CLASS A AND C SHARES

Under a plan adopted by the Board of Trustees of Bear Stearns Investment Trust pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Portfolio pays Bear Stearns for distributing Portfolio shares and for providing personal services to, and/or maintaining accounts of, Portfolio shareholders.

The Debt Portfolio will pay Bear Stearns an annual fee of .35% and 0.75% of the Portfolio's average daily net assets for Class A shares and Class C shares, respectively.

With respect to Class A shares of the Debt Portfolio, Bear Stearns will waive the distribution fee to the extent that the fees would otherwise exceed the NASD limitations on asset-based sales charges. The 6.25% limitation is imposed on the Portfolio rather than on a per shareholder basis. Therefore, a long- term shareholder of the Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares.

Under the Plan, Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. With respect to Class A of the Portfolio, up to 0.25% of the average daily net assets of each class will compensate institutions for personal service and maintenance of accounts holding the Portfolio's shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan. Fees paid under the Plan may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

DISTRIBUTION PLAN-CLASS B SHARES

Under a plan adopted by the Board of Trustees of Bear Stearns Investment Trust pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") for Class B shares, the Debt Portfolio will pay Bear Stearns an annual fee of 0.75% of the average daily net assets of Class B shares. Amounts paid under the Distribution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN-CLASS B AND C SHARES

Bear Stearns Investment Trust has adopted a shareholder servicing plan on behalf of the Debt Portfolio's Class B and Class C shares. In accordance with the shareholder servicing plan, the Portfolio may enter into shareholder service agreements under which the Debt Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares and Class C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquires of, and furnishing assistance to shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. Fees paid under the shareholder servicing plans may also include a service fee paid to broker-dealers or others who provide services in connection with "no transaction fee" or similar programs for the purchase of shares.

EXPENSE LIMITATION

All expenses incurred in the operation of the Debt Portfolio will be borne by the Portfolio, except to the extent specifically assumed by BSAM. See
"Management of the Portfolio--Expenses" in the Statement of Additional Information.

BSAM has undertaken that, if in any fiscal year, certain expenses, including the investment management fee and fees under the distribution plan, exceed 1.75% of Class A's average daily net assets, 2.40% of Class B's average daily net assets and 2.40% of Class C's average daily net assets for the fiscal year, BSAM may waive a portion of its investment management fee or bear other expenses to the extent of the excess expense.

                                How to Buy Shares

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $50, or $25 for retirement plans. Share certificates are issued only upon written request. No certificates are issued for fractional shares. The Funds reserve the right to reject any purchase order. The Funds reserve the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment requirements.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the NASD who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfolio's shares also may be made directly through the Transfer Agent. When purchasing Portfolio shares, investors must specify which class is being purchased. If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that your instructions apply to Class A shares.

Purchases are effected at the net asset value next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.

CHOOSING A CLASS OF SHARES

Once you decide to buy shares of a Portfolio, you must determine which class of shares to buy. Each Portfolio offers Class A, Class B and Class C shares. Each class has its own cost structure and features that will affect the results of your investment over time in different ways. Your financial adviser or Account Executive can help you choose the class of shares that best suits your investment needs.

  ^ Class A shares have a front-end sales charge, which is added to the offering price of your investment.
  ^ Class B shares and C shares do not have a front-end sales charge, which means that your entire investment is available to work for you right away. However, Class B shares and C shares have a contingent deferred sales charge (CDSC) that you must pay if you redeem your shares within a specified period of time. In addition, the annual expenses of Class B shares and C shares are higher than the annual expenses of Class A shares.

In deciding which class is best, you may consider:

  . how much you intend to invest
  . the length of time you expect to hold your investment
  . the features and services available for each class
  . how well you expect the market to perform in the coming months.

For example, you may consider Class A shares if you have a long-term investment horizon or if you plan to invest a large amount of money, because Class A shares have a lower expense structure and the amount of the initial sales charge decreases as you invest more money. You may find Class B shares more attractive, because there is no front-end sales charge and the full amount of your investment is put to work right away. If you plan to invest for a shorter time period, you may consider Class C shares, because the CDSC is lower than that of Class B shares and declines to 0 after one year. In any event, you should consult your financial adviser or Account Executive before investing in a Portfolio.

The following table summarizes the differences in the expense structures of the three classes of shares:

                        CLASS A                CLASS B                                  CLASS C
-------------------------------------------------------------------------------------------------------------------
Front-End Sales Charge  Debt Portfolios--4.50% None                                     None
-------------------------------------------------------------------------------------------------------------------
Contingent Deferred     None*                  5% to 0%, declining the longer           1% if you sell shares
 Sales Charge                                  you hold your shares                     within one year of purchase
-------------------------------------------------------------------------------------------------------------------
Annual Expenses         Lower than Class B     Higher than Class A shares               Higher than Class A shares;
                        and C shares           (Note: Class B shares convert to         same as Class B shares
                                               Class A shares 8 years after purchase)**
-------------------------------------------------------------------------------------------------------------------

* For purchases of $1 million or more, you will be charged a CDSC of 1% if you sell shares within one year of purchase.
** The conversion of Class B shares to Class A shares will not occur at any time the Portfolios are advised that such conversion may constitute a taxable event for Federal tax purposes. If Class B shares are not converted to Class A shares, they will continue to be subject to higher expenses than Class A shares for an indefinite period of time.

PAYMENTS TO BROKERS
Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER

You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds-[Name of Portfolio]" or "Bear Stearns Investment Trust--Emerging Markets Debt Portfolio" if purchased directly from the Portfolio, and should be directed to the Transfer
Agent: PFPC Inc., Attention: The Bear Stearns Funds-[Name of Portfolio] or Bear Stearns Investment Trust--Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960. Direct overnight deliveries to PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Shareholders may not purchase shares of the Portfolio with a check issued by a third party and endorsed over to the Portfolio. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Funds. The Funds will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Funds. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Attention: The Bear Stearns Funds-[Name of Portfolio] or Bear Stearns Investment Trust--Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to The Bear Stearns Funds or Bear Stearns Investment Trust and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the relevant Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

                                Net Asset Value

Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Funds' Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Bear Stearns Funds' Statement of Additional Information and "Net Asset Value" in Bear Stearns Investment Trust's Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Funds could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service.

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in each Portfolio. The public offering price for Class A shares of each Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:

-------------------------------------------------------------------------------
                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A %
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OF OFFERING PRICE
-------------------------------------------------------------------------------
Less than $50,000............ 4.50%          4.71%           4.25%
At least $50,000 but less
 than $100,000............... 4.25           4.44            4.00
At least $100,000 but less
 than $250,000............... 3.25           3.36            3.00
At least $250,000 but less
 than $500,000............... 2.50           2.56            2.25
At least $500,000 but less
 than $1,000,000............. 2.00           2.04            1.75
At least $1,000,000 and
 above....................... 0.00*          0.00            1.25

------
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affiliates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Funds and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns; (c) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (d) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor; (e) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies; and (g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchaser is eligible for an exemption.

Bear Stearns reserves the right to limit the participation of its employees in Class A shares of each Portfolio. Dividends and distributions reinvested in Class A shares of a Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of each Portfolio also may be purchased at net asset value with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. This includes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.25% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

In addition, Class A Shares of each Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of Fund shares pursuant to agreements with the Funds or Bear Stearns:
(i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker, and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares.

CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares." The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolios will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period, resulting in the shareholder paying the lowest possible CDSC. The amount of the CDSC charged upon redemption is as follows:

--------------------------------------------------------------------------------
YEAR SINCE                                        CDSC AS A PERCENTAGE OF DOLLAR
PURCHASE                                          AMOUNT SUBJECT TO CDSC
--------------------------------------------------------------------------------
First............................................  5%
Second...........................................  4%
Third............................................  3%
Fourth...........................................  3%
Fifth............................................  2%
Sixth............................................  1%
Seventh..........................................  0%
Eighth*..........................................  0%

------
* As discussed below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

Class B shares of a Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolios are advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolios believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

The purpose of the conversion feature is to allow the holders of Class B shares the ability to not bear the burden of distribution-related expenses when the shares have been outstanding for a duration sufficient for Bear Stearns to have obtained compensation for distribution-related expenses incurred in connection with Class B shares.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION--CLASS A SHARES

Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of any Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolios, shares of the Funds' other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $50 and will be entitled to the Right of Accumulation.

LETTER OF INTENT--CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of each Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including The Bear Stearns Funds or the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, as applicable, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 business days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or a Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan permits investors to purchase shares of a Portfolio (minimum initial investment of $250 and minimum subsequent investments of $50 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447- 1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in a Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

                              Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of a class of a Portfolio, shares of the same class of the Funds' other portfolios or shares of certain other funds sponsored or advised by Bear
Stearns, including The Bear Stearns Funds, or the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, as applicable, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares-General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of a Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor any Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Funds on 60 business days' notice to the affected portfolio or fund shareholders. The Funds, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal
Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Shares will be exchanged at the next determined net asset value. No CDSC will be imposed on Class B or C shares at the time of an exchange. The CDSC applicable on redemption of Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged. If an investor is exchanging Class A shares into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Funds reserve the right, upon not less than 60 business days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Funds reserve the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may recognize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by a Portfolio in shares of the same class of another portfolio of the Funds or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Funds may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances a CDSC will be charged.

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Funds impose no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 business days. The Funds will reject requests to redeem shares by telephone or wire for a period of 15 business days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Funds reserve the right to redeem investor accounts at its option upon not less than 60 business days written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Funds within 60 business days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE-CLASS A SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased Class A shares as part of an investment of at least $1,000,000. A CDSC of 1% is also imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased the shares with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. No CDSC will be imposed to the extent that the net asset value of the Class A shares redeemed does not exceed
(i) the current net asset value of Class A shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class A shares above the dollar amount of all such investor's payments for the purchase of Class A shares held by the investor at the time of redemption. See the Statement of Additional Information for more information.

CONTINGENT DEFERRED SALES CHARGE-CLASS B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class B shares above the dollar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of a Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 5% for a total CDSC of $12.00.

CONTINGENT DEFERRED SALES CHARGE-CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of a Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC-CLASS A, B AND C SHARES

The CDSC applicable to Class A, B and C shares will be waived in connection with
(a) redemptions made within one year after the death or disability, as defined in section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code, and (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Funds' Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Funds' agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Funds may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds-[Name of Portfolio] or Bear Stearns Investment Trust--Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the Portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Funds or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.

                          Dividends and Distributions

INCOME PORTFOLIO AND HIGH YIELD PORTFOLIO

All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends will be automatically reinvested in additional shares of each Portfolio at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. Each Portfolio ordinarily pays dividends from its net investment income monthly and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

DEBT PORTFOLIO

The Portfolio declares and pays as dividends quarterly to shareholders substantially all of its net investment income (i.e., its income, including both original issue discount and market discount accretions, other than its net realized long and short-term capital gains and net realized foreign exchange gains). Substantially all of the Portfolio's net realized capital gains (net realized long-term capital gains in excess of net realized short- term capital losses, including any capital loss carryovers), net realized short-term capital gains and net realized foreign exchange gains, if any, are expected to be distributed each year by the Portfolio.

Each dividend and distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio or redirected into another fund pursuant to the Redirected Distribution Option. This election should initially be made on a Shareholder's Account Information Form and may be changed upon written notice to either Bear Stearns, an Authorized Dealer or the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and distributions will be reinvested in the Portfolio. The Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares of the Portfolio at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Portfolio, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Portfolio is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Portfolio (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. In order to provide sufficient time to process the change, such request should be received by the Transfer Agent at least five (5) business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to Bear Stearns or the Authorized Dealer which will be forwarded to the shareholder, upon the receipt of proper instructions.

At the time of an investor's purchase of shares of the Portfolio, a portion of the price per share may be represented by undistributed income of the Portfolio or unrealized appreciation of the Portfolio's securities. Therefore, subsequent distributions (or portions thereof) attributable to such items, may be taxable to the investor even if the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

                                     Taxes

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of such Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

Each Portfolio may enter into short sales "against the box." See "Description of the Portfolio-Investment Instruments and Strategies." Any gains realized by a Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on a Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSAM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Portfolios to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Portfolios to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Portfolios intends to have each Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, a Portfolio is subject to a non- deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

If, for any reason, a Portfolio fails to qualify as a regulated investment company, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Although management intends to have each Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

For a detailed discussion of certain federal, state and local tax consequences of investing in shares of the Portfolio, see "Taxation" in the Statement of Additional Information of Bear Stearns Investment Trust and the Bear Stearns Funds. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state and local taxes as well as to any foreign taxes.

                            Performance Information

For purposes of advertising, performance for Class A, B and C shares of each Portfolio may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C shares should be expected to be lower than that of Class A shares. Performance for each class will be calculated separately.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in each Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of each Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for each Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C.

Calculations based on the net asset value per share do not reflect the deduction of the sales load on each Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the High Yield Total Return Portfolio's shares, including data from Lipper Analytical Services, Inc., Lehman Brothers High Yield Bond Index, Credit Suisse First Boston High Yield Bond Index and other industry sources. Performance information that may be used in advertising or marketing the Income Portfolio's shares may include data from Lipper Analytical Services, Inc., Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Broad Investment-Grade Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications. Comparative performance information may be used from time to time in advertising or marketing the Emerging Markets Debt Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Moody's Bond Survey Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

DEBT PORTFOLIO
Quotations of distribution rates are calculated by analyzing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the average net asset value during the period for which the distribution rates are being calculated.

The Debt Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Portfolio may from time to time advertise its performance relative to certain performance rankings and indices.

The investment results of the Debt Portfolio will fluctuate over time, and any presentation of investment results for any prior period should not be considered a representation of what an investment in the Debt Portfolio may earn or what the Debt Portfolio's performance may be in any future period.

In addition to information provided in shareholder reports, the Debt Portfolio may from time to time, in its discretion, make a list of the Debt Portfolio's holdings available to investors upon request. A discussion of the Debt Portfolio's performance will be included in the Portfolio's annual report to shareholders which will be made available to shareholders upon request and without charge.

                              General Information

The Bear Stearns Funds was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995.

The Bear Stearns Investment Trust was organized under the laws of The Commonwealth of Massachusetts on October 15, 1992, as a Massachusetts business trust pursuant to a Trust Agreement and commenced investment operations on May 3, 1993.

The Funds are authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Portfolios" in the Portfolios' Statement of Additional Information, each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Funds for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Funds) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Funds have the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall not be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Funds at PFPC Inc., Attention: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

ADDITIONAL INFORMATION

The term "majority of the outstanding shares" of each Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" refers to those days when the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in each
Portfolio's  official  sales  literature  in  connection  with  the  offer  of a
Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                                  Appendix A

RATINGS

The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of each Fund's Portfolios may invest.

MOODY'S CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS
AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS
AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS
Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ----------------------

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require a sale of such security by the Funds. However, BSAM will consider such event in its determination of whether the Funds should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                  Appendix B

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, for temporary defensive purposes, in the following types of money market instruments, each of which of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES

U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES

In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS

Each Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS (ALL PORTFOLIOS)

Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by BSAM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

The
Bear Stearns
Funds

575 Lexington Avenue

New York, NY 10022

1-800-766-4111

Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

Investment Adviser
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Custodian
Emerging Markets Debt Portfolio
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

Counsel Emerging Markets Debt Porfolio
Mayer Brown & Platt
1675 Broadway
New York, NY 10019

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIOS' PROSPECTUS AND IN THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIOS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIOS' PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     BSF-P-016-01

T H E   B E A R   S T E A R N S   F U N D S
5 7 5  L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                          The Bear Stearns Funds and
                         Bear Stearns Investment Trust

                                CLASS Y SHARES


The Bear Stearns Funds and Bear Stearns Investment Trust are separate open-end management investment companies, known as mutual funds (together the "Funds"). By this Prospectus, the Funds offer Class Y shares of one non-diversified portfolio, the Emerging Markets Debt Portfolio (the "Debt Portfolio") and two diversified portfolios, the Income Portfolio (the "Income Portfolio") and the High Yield Total Return Portfolio (the "High Yield Portfolio"), (each a "Portfolio" and together the "Portfolios").


Class Y shares are sold at net asset value without a sales charge to investors whose minimum investment is $2.5 million. Each Portfolio also issues three other classes of shares (Class A, B and C shares), which have different expenses that would affect performance. Investors desiring to obtain information about these other classes of shares should call 1-800-766-4111.


                                INCOME PORTFOLIO
       Seeks high current income consistent with preservation of capital.


                       HIGH YIELD TOTAL RETURN PORTFOLIO
   Seeks total return through high current income and capital appreciation.

                        EMERGING MARKETS DEBT PORTFOLIO
              Seeks high current income by primarily investing in debt obligations of issuers located in emerging countries and seeks to provide capital appreciation.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser. Bear Stearns Funds Management Inc. ("BSFM"), a wholly- owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of each Portfolio. Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSAM, serves as each Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


Part B (also known as the Statement of Additional Information), dated October 16, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).


                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank; are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   October 16, 1998

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Financial Highlights.......................................................   5
Description of the Portfolios..............................................   6
Investment Objectives and Policies.........................................   6
Investment Techniques......................................................  10
Risk Factors...............................................................  21
Management of the Portfolios...............................................  30
How to Buy Shares..........................................................  32
Net Asset Value............................................................  33
Shareholder Services.......................................................  33
How to Redeem Shares.......................................................  34
Dividends and Distributions................................................  36
Taxes......................................................................  37
Performance Information....................................................  38
General Information........................................................  39
Appendix................................................................... A-1

                                   Fee Table

----------------------------------------------------------------------------------------
                               INCOME      HIGH YIELD TOTAL RETURN EMERGING MARKETS DEBT
                             PORTFOLIO            PORTFOLIO              PORTFOLIO
                              CLASS Y              CLASS Y                CLASS Y
----------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Load
 Imposed On Purchases
 (as a Percentage of
 offering price)........       None                 None                   None
 Maximum Deferred Sales
 charge Imposed on
 Redemptions (as a
 percentage of the
 amount subject to
 charge)................       None                 None                   None
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE OF AVERAGE
 DAILY NET ASSETS)
 Advisory Fees (after
 fee waiver)............       0.00%(1)             0.00%(2)               0.28%(3)
 12b-1 Fees.............       0.00%                0.00%                  0.00%
 Other Expenses (after
 expense reimbursement).       0.45%(1)             0.65%(2)               1.12%(3)
                               ----                 ----                   ----
 Total Portfolio
 Operating Expenses
 (after fee waiver and
 expense reimbursement).       0.45%(1)             0.65%(2)               1.40%(3)
                               ====                 ====                   ====

------
See Notes on page 4.

EXAMPLE:
 You would pay the following expenses on a hypothetical $1,000 investment, assuming 5% annual return.

------------------------------------------------------------------------------
                                       1 YEAR                  3 YEARS
                                  WITH       WITHOUT      WITH       WITHOUT
FUND                           REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------

INCOME PORTFOLIO
 Class Y Shares...............     $ 5         $ 5        $ 14        $ 14
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class Y Shares...............       7           7          20          20
EMERGING MARKETS DEBT
 PORTFOLIO
 Class Y Shares...............      14          14          44          44
------------------------------------------------------------------------------
                                       5 YEARS                10 YEARS
                                  WITH       WITHOUT      WITH       WITHOUT
                               REDEMPTIONS REDEMPTIONS REDEMPTIONS REDEMPTIONS
------------------------------------------------------------------------------
INCOME PORTFOLIO
 Class Y Shares...............     $25         $25        $ 57        $ 57
HIGH YIELD TOTAL RETURN
 PORTFOLIO
 Class Y Shares...............      35          35          77          77
EMERGING MARKETS DEBT
 PORTFOLIO
 Class Y Shares...............      76          76         166         166


The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolios and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of The Portfolios."

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

(1) With respect to the Income Portfolio, BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Income Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.45% for Class Y shares. Without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.45%, Other Expenses would have been 1.78% and Total Portfolio Operating Expenses would have been 2.23%.
(2) With respect to the High Yield Portfolio, Other Expenses are based on estimated amounts for the current fiscal year. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the High Yield Portfolio other than brokerage commission, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.65% for Class Y shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Advisory Fees would have been 0.60%, Other Expenses are estimated to be 1.72%, and Total Portfolio Operating Expenses are estimated to be 2.32%.
(3) With respect to the Debt Portfolio, Other Expenses are based on estimated amounts for the current fiscal year. BSAM has undertaken to waive its investment management fee and assume certain expenses of the Debt Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.40% for Class Y shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Management Fees would have been 1.15%, Other Expenses are estimated to be 1.26%, and Total Portfolio Operating Expenses are estimated to be 2.41%.

                             Financial Highlights

The information in the table below covering each Portfolio's investment results for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolio's Annual Report for the fiscal year ended March 31, 1998 which is incorporated by reference into each Portfolio's Statement of Additional Information which is available upon request.


Contained below are per share operating performance data, total investment return, ratios to average net assets and other supplemental data for Class Y shares of the Income Portfolio for the periods indicated. The High Yield Portfolio and the Debt Portfolio have yet to commence their initial public offerings of Class Y shares. This information has been derived from information provided in each Portfolio's financial statements.


Further information about performance is contained in the Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."
-------------------------------------------------------------------------------

                                                                  FOR THE PERIOD
                                   FOR THE FISCAL FOR THE FISCAL SEPTEMBER 8, 1995
                                     YEAR ENDED     YEAR ENDED        THROUGH
                                   MARCH 31, 1998 MARCH 31, 1997  MARCH 31, 1996
                                   -------------- --------------  --------------
                                      CLASS Y        CLASS Y         CLASS Y
                                   -------------- --------------  --------------
INCOME PORTFOLIO(1)
PER SHARE OPERATING PERFORMANCE*
 Net asset value, beginning of
  period.........................     $ 12.03        $ 12.26         $ 12.35
                                      -------        -------         -------
 Net investment income(2)........        0.80           0.77            0.41
 Net realized and unrealized
  gain/(loss) on investments(3)..        0.36          (0.20)          (0.05)
                                      -------        -------         -------
 Dividends and distributions to
  shareholders from
 Net investment income...........       (0.80)         (0.77)          (0.41)
 Net realized capital gains......       (0.02)         (0.03)          (0.04)
                                      -------        -------         -------
                                        (0.82)         (0.80)          (0.45)
                                      -------        -------         -------
 Net asset value, end of period..     $ 12.37        $ 12.03         $ 12.26
                                      =======        =======         =======
 Total investment return(4)......        9.81%          4.77%           2.92%
                                      =======        =======         =======
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's
  omitted).......................     $ 4,339        $13,486         $12,199
 Ratio of expenses to average net
  assets(2)......................        0.45%          0.45%           0.45%(5)
 Ratio of net investment income
  to average net assets(2).......        6.39%          6.34%           5.93%(5)
 Increase/(Decrease) reflected in
  above expense ratios and net
  investment income due to
  waivers and related reimbursements..   1.78%          1.73%           2.89%(5)
 Portfolio turnover rate.........      244.78%        262.95%         107.35%

-----
* Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Class Y shares commenced its initial public offering on September 8, 1995.
(2)  Reflects waivers and related reimbursements.
(3) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(4) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, If any. Total investment return is not annualized.
(5)  Annualized.

                         Description of the Portfolios

GENERAL


Each of The Bear Stearns Funds and Bear Stearns Investment Trust is known as a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters the Funds shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Debt Portfolio, the Income Portfolio and the High Yield Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."


NON-DIVERSIFIED STATUS

The Debt Portfolio is a non-diversified portfolio of Bear Stearns Investment Trust. The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the
"Code"), which generally requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                      Investment Objectives and Policies

The investment objectives and principal investment policies of each Portfolio are described below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

INCOME PORTFOLIO

The Income Portfolio's investment objective is to seek high current income consistent with preservation of capital.

The Income Portfolio invests at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in bonds (which it defines as bonds, debentures and other fixed-income securities). The Portfolio is permitted to invest in a broad range of investment grade, U.S. dollar denominated fixed-income securities and securities with debt-like characteristics (e.g., bearing interest or having stated principal) of domestic and foreign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political subdivisions, agencies or instrumentalities. Under normal market conditions, the Portfolio seeks to provide performance results that equal or exceed the Salomon Brothers BIG Bond Index, which is a market-capitalization weighted index that includes U.S. Treasury, Government- sponsored, mortgage and investment grade fixed-rate corporate fixed-income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion in the Salomon Brothers BIG Bond Index. As of March 31, 1998, the weighted average maturity of securities comprising the Salomon Brothers BIG Bond

Index was approximately eight and 1/2 years and their average duration was approximately four and 1/2 years. Under normal market conditions, the Portfolio invests in a portfolio of securities with a dollar-weighted average maturity of approximately seven years.


As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of five years would be expected to decline 5% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 5% if interest rates fell 1%. The market price of a bond with a duration of 10 years would be expected to increase or decline twice as much as the market price of a bond with a five year duration. Duration measures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Portfolio, BSAM will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments, coupon flows and other factors which may affect the maturity of the security. This method of computing duration is known as effective duration.

BSAM anticipates actively managing the Portfolio's assets in response to changes in the business cycle. BSAM seeks to identify and respond to phases in the business cycle--simplistically, the expansion, topping out, recession and trough phases--and to invest the Portfolio's assets by shifting among market sectors, maturities and relative credit quality in a way which it believes will achieve the Portfolio's objective in a relatively conservative manner taking into account the volatility and risk associated with investing in a portfolio of relatively longer-term fixed-income securities. While the Portfolio seeks, as part of its investment objective, to preserve capital, investors should recognize that the net asset value per share of the Portfolio should be expected to be more volatile than the net asset value per share of a fund that invested in portfolio securities with a shorter duration.


At least 65% of the value of the Portfolio's total assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or the equivalent by other rating agencies or, if unrated, deemed to be of comparable quality by BSAM. Up to 25% of the value of the Portfolio's total assets may consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Ba or B by Moody's, BB or B by S&P, or the equivalent by other rating agencies or, if unrated, deemed to be of comparable quality by BSAM. The Portfolio may invest in short-term fixed-income obligations which are rated in the two highest rating categories by Moody's, S&P, Fitch or Duff. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.


HIGH YIELD TOTAL RETURN PORTFOLIO ("HIGH YIELD PORTFOLIO")

The High Yield Portfolio's investment objective is total return through high current income and capital appreciation.

The High Yield Portfolio will invest, under normal circumstances, at least 80% of its total assets in high yield fixed-income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks. The balance of the Portfolio's assets may be invested in any other securities which BSAM believes are consistent with the Portfolio's objective, including higher-rated fixed-income securities, common stocks and other equity securities. The Portfolio is designed for investors seeking to diversify an all-equity portfolio with securities that offer greater income with capital appreciation potential. The Portfolio is not a market-timing vehicle.

Securities offering the high current yield and capital appreciation potential characteristics that the Portfolio seeks are generally found in rapidly growing companies requiring debt to fund plant expansion plans or pay for acquisitions and large, well-known companies with a high degree of leverage. These securities are also generally rated in the medium to lower categories by recognized rating services. The Portfolio expects to seek high current income by investing at least 80% of its total
assets  in  "high  yield  fixed-income   securities,"  which  for  this  purpose
constitute fixed income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO), or unrated securities determined by the Adviser to be of comparable quality. Corporate bonds rated Ba or lower by Moody's and BB or lower by Standard & Poor's are considered speculative. The Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below Caa by Moody's or CCC by Standard & Poor's, including bonds in the lowest ratings categories (C for Moody's and D for Standard and Poor's) and unrated bonds of comparable quality. Such securities are highly speculative and may be in default of principal and/or interest payments. A description of corporate bond ratings is contained in the Appendix to this Prospectus.

In selecting a security for investment by the Portfolio, BSAM will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by BSAM. BSAM will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio. BSAM will be free to invest in high yield, high risk debt securities of any maturity and duration, and the interest rates on such securities may be fixed or floating.

Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Risk Factors."

In addition to providing the potential for high current income, high yield securities may provide the potential for capital appreciation. The Portfolio will seek capital appreciation by investing in securities which may be expected by BSAM to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit rating, or a combination of both.

As stated above, normally at least 80% of the Portfolio's total assets will be invested in high yield fixed-income securities, including medium- to lower-rated high yield fixed-income securities and unrated securities of comparable quality. The balance of the Portfolio's assets may be invested in any other securities believed by BSAM to be consistent with the Portfolio's investment objective, including higher-rated fixed-income securities, common stocks and other equity securities. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower-rated or comparable unrated securities and those derived from higher rated issues, the Portfolio may invest in higher-rated fixed-income securities that provide similar yields but have less risk. Generally, the Portfolio's average weighted maturity will range from three to twelve years.

EMERGING MARKETS DEBT PORTFOLIO ("DEBT PORTFOLIO")

The Debt Portfolio's investment objective is to provide investors with high current income by investing primarily in Debt Obligations of issuers located in "Emerging Countries". The Portfolio's secondary objective is to provide investors with capital appreciation.

The Debt Portfolio considers "Debt Obligations" to include fixed or floating rate bonds, notes, debentures, commercial paper, loans, Brady bonds, convertible securities, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. The Portfolio considers "Emerging Countries" to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. The countries that will not be considered Emerging Countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States. The Portfolio primarily invests in a combination of (a) high-yield dollar-denominated instruments and (b) local currency instruments in Emerging Countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar is expected to result in a high dollar rate of return. Although the Portfolio's primary investment objective is current income, the Portfolio also intends to take advantage of opportunities to realize capital appreciation from its investments when such opportunities arise. Investing in local currency and dollar-denominated medium and long term debt in Emerging Countries offers the potential for capital appreciation due to interest rate and currency exchange fluctuations and improving credit quality. No assurance can be given that the Debt Portfolio's investment objective will be achieved.

The Portfolio may invest at least 80% of its total assets in Debt Obligations of issuers in Emerging Countries. The Portfolio intends to focus its investments in countries in Asia, Eastern Europe, Latin America and Africa. The Portfolio may invest up to 20% of its total assets in Debt Obligations of issuers that are not considered to be issuers in Emerging Countries.

The Portfolio may invest at least 30% of its total assets in Debt Obligations of issuers in Latin America. The Portfolio considers "Latin America" to include the following countries: Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.

At least 70% of the Portfolio's total assets is invested in U.S. dollar denominated instruments. Up to 30% of the Portfolio's assets may be invested in Debt Obligations denominated in local currencies provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the currency of any one country. To the extent the Portfolio invests in non-dollar denominated securities, the Portfolio will be subject to risks relating to fluctuations in currency exchange rates and the possible imposition of exchange control regulations (e.g., currency blockage) or other foreign or U.S. laws or restrictions applicable to such investments. See "Risk Factors."

Under normal circumstances, the Portfolio invests at least 70% of its total assets in Debt Obligations of issuers in at least three Emerging Countries. The Debt Portfolio may not invest more than 40% of its assets in Debt Obligations of issuers located in any one country. Investing the Portfolio's assets in securities of issuers located in Emerging Countries will subject the Portfolio to the risks of adverse social, political or economic events which may occur in such foreign countries. See "Risk Factors." When BSAM believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may invest up to all of its assets in cash (U.S. dollars) or U.S. Government securities.

The Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries, or (ii) the issuer is organized under the laws of, and with a principal office in, an Emerging Country.

BSAM may invest in Debt Obligations that it determines to be suitable investments for the Portfolio notwithstanding any credit ratings that may be assigned to such securities. At any one time substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. The Portfolio will purchase non-performing securities and some of these securities may be comparable to securities rated as low as D by Standard & Poor's or C by Moody's Investors Service, Inc. ("Moody's") (the lowest credit ratings of such agencies). A substantial portion of the Portfolio's holdings of Debt Obligations are expected to trade at substantial discounts from face value. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. The ratings do not necessarily reflect the current or future composition of the Portfolio. A description of the ratings of the various securities in which the Portfolio may invest appears in Appendix A to this Prospectus.

Debt Obligations in which the Portfolio may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed interest rates. The average maturity of the Portfolio's investments will vary based upon BSAM's assessment of economic and market conditions. Because the Portfolio intends to hold fixed-rate instruments, some of which may have long maturities, the value of the securities held by the Portfolio, and thus the net asset value of its shares generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost.

Debt markets in Emerging Countries presently consist of a wide variety of instruments issued by developing countries, related institutions and companies. The Portfolio intends to invest in two broad classes of securities: dollar denominated instruments traded in secondary markets outside of the Emerging Countries which have issued the securities, and non-dollar denominated securities (as defined herein) which are traded in the country of issue and/or in secondary markets.

A substantial portion of the dollar denominated Debt Obligations in which the Debt Portfolio intends to invest had its origin in syndicated bank loans made during the 1970s and early 1980s. As a consequence of the substantial volatility in commodity prices, and the dramatic increase in interest rates in the early 1980s, many Emerging Countries defaulted on these loans. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady bonds (as described below). Brady bonds, remaining outstanding bank loans and a relatively small but growing number of newly issued government, agency and corporate bond issues make up the large and growing debt market in Emerging Countries. The investment vehicles which BSAM is expected to acquire or utilize on behalf of the Debt Portfolio are described below.

The Debt Portfolio is designed to be actively managed. The Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting Debt Obligations, including political and economic developments, changing credit quality, interest rates, currency exchange rates, and other factors. Because the Portfolio can purchase floating rate securities and securities with short to intermediate term maturities, BSAM can adjust the Portfolio's holdings in an effort to maximize returns in almost any interest rate environment. In addition, the Portfolio's ability to invest in securities with any maturities of up to thirty years allows BSAM to adjust the Portfolio's investments as interest rates change to take advantage of the most attractive segments of the yield curve.

                             Investment Techniques

Each Portfolio may engage in various investment techniques as described below.

FIXED-INCOME SECURITIES (ALL PORTFOLIOS)

Each Portfolio invests primarily in fixed-income securities. Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by a Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

FOREIGN SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in securities of foreign issuers. When a Portfolio invests in foreign securities, they may be denominated in foreign currencies. Thus, a Portfolio's net asset value will be affected by changes in exchange rates. (See "Risk Factors".) Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in foreign securities.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS)

Each Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Convertible debt securities have characteristics of both fixed income and equity instruments.

No Portfolio has the current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion, although it may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Under normal conditions, the High Yield Portfolio and the Debt Portfolio will not invest more than 10% of their total assets, respectively, in convertible securities.

ZERO  COUPON  SECURITIES,   PAY-IN-KIND  BONDS  AND  DISCOUNT  OBLIGATIONS  (ALL
PORTFOLIOS)

Each Portfolio may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Portfolio also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Portfolios will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay- in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Portfolios are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Portfolios will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Portfolios may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. Under normal conditions, the High Yield Portfolio will not invest more than 25% of its total assets in zero coupon securities, pay-in-kind bonds or discount obligations.

NON-DOLLAR DENOMINATED SECURITIES (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and Debt Portfolios may invest in non-dollar denominated securities. Investments in non-dollar denominated securities will include fixed and/or floating rate instruments, including discount notes, commercial paper, debentures and other debt securities issued by public or private sector entities. Such investments may also include debt securities which are payable in local currency in amounts calculated with reference to the U.S. dollar. A Portfolio will invest in short term or floating rate non-dollar denominated securities when BSAM believes that the relationship between local interest rates, inflation and currency exchange rates will result in a high dollar return.

The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. In addition, the performance of non-dollar denominated securities will depend on, among other things, the strength of the foreign currency against the U.S. dollar. Appreciation in the value of the foreign currency generally can be expected to increase, and declines in the value of foreign currencies relative to the U.S. dollar will depress, the value of a Portfolio's non-dollar denominated securities. Currently, because of high inflation and other factors, the currencies of the countries in which the Debt Portfolio intends to invest are generally expected to depreciate against the U.S. dollar. However, to the extent that local interest rates in such countries exceed the rate of currency devaluation, the potential for attractive returns in dollars exists. BSAM evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data, but will not generally be involved in active currency forecasting. The Portfolios may or may not hedge or cross hedge its foreign currency exposure. The High Yield Portfolio may invest up to 25% of its total assets in non-dollar denominated securities. The Debt Portfolio may invest up to 30% of its total assets in non-dollar denominated securities provided that no more than 20% of its assets are expected to be invested in Debt Obligations denominated in the currency of any one country.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL PORTFOLIOS)

Each Portfolio may purchase securities on a when-issued basis. When-issued transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Each Portfolio may also purchase securities on a forward commitment basis. In a forward commitment transaction, the Portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Although a Portfolio would generally purchase securities on a when-issued forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if BSAM deems it appropriate to do so.

The issuance of some of the securities in which the Debt Portfolio may invest depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when- issued trade. Each when-issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, the Debt Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

The High Yield Portfolio may not invest more than 33 1/3% of its total assets in when-issued securities and forward commitments. There is no overall limit on the percentage of the Debt Portfolio's assets which may be committed to the purchase of securities on a when-issued basis; however, the Debt Portfolio may only invest a maximum of 15% of its assets in when, as and if issued securities. An increase in the percentage of the Debt Portfolio's assets committed to such purchase of securities on a when-issued basis may increase the volatility of its net asset value.

Each Portfolio will hold and maintain in a segregated account until the settlement date liquid assets in an amount sufficient to meet the purchase price to the extent required by the 1940 Act. The purchase of securities on a when-issued forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

BORROWING AND LEVERAGE (ALL PORTFOLIOS)


The Debt Portfolio may, solely for temporary or emergency purposes, borrow in an amount up to 15% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Income Portfolio and the High Yield Portfolio may borrow money to the extent permitted under the 1940 Act. However, the Income Portfolio currently intends to borrow money only for temporary or emergency purposes, in an amount up to 15% of the value of its total assets. A Portfolio may not purchase securities when borrowings exceed 5% of its total assets. If market fluctuations in the value of the Debt Portfolio's portfolio holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days of any such event the Debt Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Borrowings may be utilized to meet share redemptions of the Debt Portfolio or to pay dividends and distributions to Shareholders of the Portfolio, in instances where the Debt Portfolio does not desire to liquidate its portfolio holdings. The Debt Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Borrowings create leverage, a speculative factor. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that a Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to Shareholders as dividends will be reduced.

RESTRICTED AND ILLIQUID SECURITIES (ALL PORTFOLIOS)

Each Portfolio may purchase securities that are not registered or are offered in an exempt non-public offering ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Each Portfolio will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities that are not eligible for sale under Rule 144A. Restricted securities eligible for sale under Rule 144A are also subject to this 15% limitation, unless the Board of Trustees (or BSAM pursuant to a delegated authority) determines, based upon a continuing review of the trading markets for the specific restricted securities sold under Rule 144A, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to BSAM the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Trustees retains ultimate responsibility for any determination regarding whether a liquid market exists for Rule 144A securities. The liquidity of Rule 144A securities will be monitored by BSAM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the respective Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed its applicable percentage limitation for investments in illiquid securities. In reaching liquidity decisions, BSAM may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investing in Rule 144A securities could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES (ALL PORTFOLIOS)

The Portfolios may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options thereon), options on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolios' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in the Statement of Additional Information for The Bear Stearns Funds and "Investment Practices" in the Statement of Additional Information for the Bear Stearns Investment Trust. New financial products and risk management techniques continue to be developed and the Portfolios may use these new investments and techniques to the extent consistent with their investment objective and policies.

No Portfolio will purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related options made for "bona fide hedging purposes."

OPTIONS ON SECURITIES, INDICES AND FOREIGN CURRENCIES (ALL PORTFOLIOS)

In certain circumstances, each Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered put and call options on securities, indices and foreign currencies. Each Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. Each Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which a Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater return than would be realized on each Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. A Portfolio may not invest more than 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Portfolio may not write covered call or put option contracts in an amount exceeding 20% of its net assets at the time such option contracts are written. (See "Risk Factors" and the Statements of Additional Information for additional risk factors).

FUTURES AND OPTIONS ON FUTURES (ALL PORTFOLIOS)

Each Portfolio may buy and sell futures contracts and related options on securities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information.)

LENDING OF PORTFOLIO SECURITIES (ALL PORTFOLIOS)


Each Portfolio may, in seeking to increase its income, lend securities in its portfolio to securities firms and financial institutions deemed creditworthy by BSAM. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short term Government securities, bank letters of credit or such other collateral as may be permitted under a Portfolio's investment program and by regulatory agencies and approved by the Board of Trustees. While the securities loan is outstanding, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Portfolio has a right to call each loan and obtain the securities on five business days' notice. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The creditworthiness of firms to which a Portfolio lends its portfolio securities will be monitored on an ongoing basis by BSAM pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees. The Income Portfolio and the Debt Portfolio may each lend up to 33 1/3% of its total assets. The High Yield Portfolio may lend up to 30% of its total assets. The Income and High Yield Portfolios have appointed Custodial Trust Company
(CTC), an affiliate of BSAM, as securities lending agent. CTC receives a fee for these services.


REPURCHASE AGREEMENTS (ALL PORTFOLIOS)

Each Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involves the acquisition by the Portfolio of debt securities from a selling financial institution, such as a bank, savings and loan association or broker-dealer. In a repurchase agreement, the Portfolio purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Portfolio might suffer a loss to the extent the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Portfolios to be illiquid.

SHORT SALES (ALL PORTFOLIOS)

Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, a Portfolio will borrow the security to make delivery to the buyer. A Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, a Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale "against- the-box," which is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes."

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. Under normal conditions, a Portfolio will not engage in short sales to the extent that the Portfolio would be required to segregate with its Custodian, or deposit as collateral to replace borrowed securities, more than 25% of its net assets. The Debt Portfolio may not make short sales of securities, except short sales against the box.

BRADY BONDS (DEBT PORTFOLIO)

"Brady bonds" are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in Emerging Countries in connection with sovereign debt restructurings, under a plan, introduced by former U.S. Secretary of the Treasury Nicholas F. Brady, known as the Brady Plan. Agreements implemented under the Brady Plan are designed to reduce the debt service burden of heavily indebted nations, in exchange for various forms of credit enhancement coupled with economic policy reforms designed to improve the debtor country's ability to service its external obligations. The Brady Plan only sets forth the guiding principles for debt reduction and economic reform, emphasizing that solutions must be negotiated on a case by case basis between debtor nations and their creditors. As a result, the financial packages offered by each country differ.

Debt reduction is generally carried out through the exchange of outstanding commercial bank debt for various types of bonds, which may include (i) bonds issued at 100% of face value of such debt, (ii) bonds issued at a discount to face value of such debt, (iii) bonds offering fixed or floating rates of interest, (iv) bonds bearing a below market rate of interest which increases over time, and (v) bonds issued in exchange for the advancement of new money by existing lenders. Credit enhancement may take the form of collateralizing the principal with U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such bonds. Collateral purchases are financed by the International Monetary Fund ("IMF"), the World Bank and the debtor nation's reserves. In addition, the first two or three interest payments on certain types of Brady bonds may be collateralized by cash or securities agreed upon by creditors.

As a pre-condition to issuing Brady bonds, debtor nations are generally required to agree to the implementation of certain domestic monetary and fiscal reform measures with the World Bank or the IMF. Such measures have included the liberalization of trade and foreign investments, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to improve the debtor's ability to service its external obligations and promote its growth and development.

Brady bonds have been issued by a number of Emerging Countries, primarily in Latin America. Several other Emerging Countries are currently negotiating or have reached agreement with their creditors in sovereign debt restructuring that will result in the issuance of Brady bonds. For purposes of applicable tax and 1940 Act rules and regulations, Brady bonds are not considered U.S. Government securities.

The Debt Portfolio may invest in either collateralized or uncollateralized Brady bonds. Brady bonds are issued in various currencies (primarily U.S. dollars) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Emerging Country issuers. Because of the large size of most Brady bond issues, Brady bonds are generally highly liquid instruments. Brady bonds may be collateralized or uncollateralized, may carry floating or fixed rates of interest, and may have maturities of up to 30 years. The most common are 30-year collateralized fixed-rate "par bonds" and floating-rate "discount bonds," which are collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds, and carry at least one year's rolling interest-rate guarantee in the form of cash or marketable securities.

Investors should recognize that Brady bonds have been issued only recently, and accordingly they do not have a long payment history. There can be no assurance that the Brady bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. For a discussion of the risks involved in investing in Brady bonds, see "Risk Factors--Sovereign Debt."

INDEXED SECURITIES (DEBT PORTFOLIO)

The Debt Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically, provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.


INVESTMENT IN OTHER FUNDS (INCOME AND DEBT PORTFOLIOS)

In accordance with the 1940 Act, the Income and the Debt Portfolios may each invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and each Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of each Portfolio's total assets may be invested in the securities of any one investment company. The Debt Portfolio may invest in both investment companies that are registered under the 1940 Act as well as those that are not required to be so registered. Investment in other investment companies or vehicles may be the sole or most practical means by which the Debt Portfolio can participate in certain securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the 1940 Act and market availability. There can be no assurance that vehicles or funds for investing in certain Emerging Countries will be available for investment, particularly in the early stages of the Portfolio's operations. In addition, special tax considerations may apply. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of BSAM, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As an investor in an investment company, each Portfolio would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses; however, BSAM has agreed to waive its fees to the extent necessary to comply with state securities laws. In addition, BSAM has agreed to waive its fees to the extent necessary to retain its current expense cap.

LOANS (HIGH YIELD AND DEBT PORTFOLIOS)

The High Yield and the Debt Portfolios may each invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Portfolio having a contractual relationship only with the Lender, not with the borrower government. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire
Participations only if the Lender positioned between the Portfolio and the borrower is determined by BSAM to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by BSAM when purchasing marketable securities. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against a borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities for purposes of valuing the Portfolio and calculating its net asset value. Under normal conditions, the High Yield Portfolio will not invest more than 15% of its total assets in Loans and the Debt Portfolio will not invest more than 20% of its total assets in Loans.


MORTGAGE-RELATED SECURITIES (HIGH YIELD AND INCOME PORTFOLIOS)

The High Yield and Income Portfolios may each invest in mortgage-related securities, consistent with their investment objectives, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, BSAM determines that the securities meet the Portfolios investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in mortgage-related securities.

EQUITY SECURITIES (HIGH YIELD PORTFOLIO)

In seeking to meet its objective, the High Yield Portfolio may invest in "equity" securities, including distressed securities, as described below. These securities include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock. To the extent the Portfolio invests in equity securities, there may be a diminution in the Portfolio's overall yield. See "Distressed Securities" below. Under normal conditions, the High Yield Portfolio will not invest more than 20% of its total assets in equity securities.

DISTRESSED SECURITIES (HIGH YIELD PORTFOLIO)

The High Yield Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies, that in the view of the Adviser are currently undervalued, out of favor or price depressed relative to their long- term potential for growth and income (operationally troubled issuers) (collectively, "distressed securities"). Investment in distressed securities involves certain risks. See "Risk Factors." Under normal conditions, the Portfolio will not invest more than 20% of its total assets in distressed securities.


ASSET-BACKED SECURITIES (INCOME AND HIGH YIELD PORTFOLIOS)

The Income and High Yield Portfolios may invest in asset-backed securities, which are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.


Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The High Yield Portfolio currently intends to invest no more than 5% of its assets in asset-backed securities.


MUNICIPAL OBLIGATIONS (INCOME AND HIGH YIELD PORTFOLIOS)


Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivision, agencies and instrumentalities, multistate agencies or authorities. While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and, in some cases, greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Dividends received by shareholders which are attributable to interest income received by a Portfolio from municipal obligations generally will be subject to federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Income Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. The High Yield Portfolio currently intends to invest no more than 5% of its assets in municipal obligations.

TEMPORARY STRATEGIES (ALL PORTFOLIOS)

Each Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with a Portfolio's investment objectives, BSAM may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality fixed-income securities or money market instruments of U.S. or foreign issuers, and most or all of the Portfolio's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of a Portfolio shares or to meet ordinary daily cash needs, a Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments (See Appendix B).

SIMULTANEOUS INVESTMENTS (ALL PORTFOLIOS)

Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by BSAM. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.


MISCELLANEOUS TECHNIQUES (ALL PORTFOLIOS)

In addition to the techniques and investments described above, the High Yield Portfolio may invest in trade claims, depository receipts and depository shares, and may engage in forward foreign currency exchange contracts, currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars and reverse repurchase agreements. The Debt Portfolio may engage in forward foreign currency exchange contracts, interest rate swaps, proxy hedging, cross hedging, settlement hedging, transaction hedging, position hedging and other strategies. The Income Portfolio may engage in forward currency contracts, currency swaps and cross currency hedging.

PORTFOLIO TURNOVER

The Portfolios will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because high yield markets can be especially volatile, securities of emerging market countries may at times be held only briefly. Under normal conditions, the portfolio turnover rates for the Income Portfolio, High Yield Portfolio and Debt Portfolio generally will not exceed 250%, 150% and 150%, respectively, in any one year. However, the portfolio turnover rates may exceed this rate when BSAM believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may: (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. Each of the Income Portfolio and the High Yield Portfolio may also (iii) invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises may be purchased, without regard to any such limitation. This paragraph describes certain fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares.

See "Investment Objectives and Management Policies--Investment Restrictions" in the relevant Portfolio's Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. In addition, the Debt Portfolio may purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of Debt Portfolio's investments in all such companies to exceed 10%, of the value of its total assets. See "Investment Objectives and Management Policies--Investment Restrictions" in the Bear Stearns Funds' Statement of Additional Information and "Investment Objective and
Policies" in The Bear Stearns Investment Trust's Statement of Additional Information.

                                 Risk Factors

No investment is free from risk. Investing in a Portfolio will subject investors to certain risks which should be considered. The following risks apply to each Portfolio to the extent that it engages in the investment practices set forth below.

NET ASSET VALUE FLUCTUATIONS
No Portfolio's net asset value per share is fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

FIXED-INCOME SECURITIES
Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities that may be purchased by the Portfolios, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject a Portfolio to additional risk. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Funds' Board of Trustees. In accordance with such guidelines, BSAM will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

FOREIGN SECURITIES
Foreign securities involve certain risks, which should be considered carefully by an investor in the Portfolios. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company or government than about a domestic company or the U.S. Government. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgement against the issuers of such securities.

Investing in the securities markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

Additional costs could be incurred in connection with a Portfolio's international investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

Each Portfolio may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio.

RISK OF HEDGING AND RETURN ENHANCEMENT STRATEGIES
Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Portfolios, and thus the investors, may lose money through any unsuccessful use of these strategies. If BSAM's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include
(1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to pursue these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Dividends, Distributions and Taxes" in The Bear Stearns Funds' Statement of Additional Information and "Investment Objective and Policies" in the Bear Stearns Investment Trust's Statement of Additional Information.

The Portfolios will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Portfolios will generally purchase OTC options only if BSAM believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge its portfolio. There is also the risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

HIGH YIELD SECURITIES
GENERAL. The High Yield and Debt Portfolios may invest all or substantially all of their assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which a Portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Portfolio with a commensurate effect on the value of its respective shares. Therefore, an investment in a Portfolio should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Portfolio's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Funds' Board of Trustees to value the Portfolio's securities and the Funds' Trustees may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect a Portfolio's ability to sell securities at their fair value. In addition, each Portfolio may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Portfolio may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may increase.

The ratings of fixed-income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their Debt Obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Portfolios may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

As a result, a governmental obligor may default on its obligations. If such a default occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign Debt Obligations in the event of default under their commercial bank loan agreements.

DISTRESSED SECURITIES
Distressed securities involve a high degree of credit and market risk and may be subject to greater price volatility than other securities in which the Portfolio invests.

Although a Portfolio will invest in select companies which in the view of BSAM have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Portfolio may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of such portfolio investments may not be widely traded and that the Portfolio's position in such securities may be substantially relative to the market for such securities. As a result, the Portfolio may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

Distressed securities which a Portfolio may purchase may also include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Portfolio invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Portfolio to litigation risks or prevent the Debt Portfolio from disposing of securities. In a bankruptcy or other proceeding, the Portfolio as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the creditors. See "Investment Objective and Management Policies--Portfolio Securities--Bankruptcy and Other Proceedings--Litigation Risks" in The Bear Stearns Funds' Statement of Additional Information and "Risk Factors and Special Considerations--Investing in Securities Markets of Emerging Countries" in the Bear Stearns Investment Trust's Statement of Additional information.

Of the Debt Portfolio's total net assets as of March 31, 1998, 94.85% consisted of portfolio investments and 5.15% consisted of other assets in excess of liabilities. The percentage of the Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BBB                         Baa                                               3.05%
         BB                          B                                                16.31%
         BB                          Ba                                               60.28%
         B                           B                                                15.38%
         NR                          NR                                                4.98%

Based on the weighted average ratings of all investments held during the Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the Debt Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the Debt Portfolio's assets during the most recent period and is not necessarily representative of the Debt Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

--------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE
                                                                                       OF TOTAL
         S&P                           MOODY'S                                         INVESTMENTS
         RATINGS                       RATINGS                                         RATED*
--------------------------------------------------------------------------------------------------
         BBB                           Baa                                              3.27%
         BB                            B                                               29.50%
         BB                            Ba                                              45.38%
         B                             B                                               16.66%
         NR                            NR                                               5.19%

Of the High Yield Portfolio's total net assets as of March 31, 1998, 110.88% consisted of portfolio investments and -10.88% consisted of liabilities in excess of other assets. The percentage of the High Yield Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1998 are as follows:

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 1.33%
         BB                          Ba                                                0.64%
         B                           Ba                                                0.64%
         B                           B                                                67.55%
         B                           Caa                                              11.25%
         CCC                         B                                                 3.63%
         CCC                         Caa                                               2.55%
         NR                          NR                                               12.41%

Based on the weighted average ratings of all investments held during the High Yield Portfolio's most recent fiscal period (the fiscal year ended March 31, 1998), the percentage of the High Yield Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the High Yield Portfolio's assets during the most recent period and is not necessarily representative of the High Yield Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

-------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE
                                                                                      OF TOTAL
         S&P                         MOODY'S                                          INVESTMENTS
         RATINGS                     RATINGS                                          RATED*
-------------------------------------------------------------------------------------------------
         BB                          B                                                 0.68%
         BB                          Ba                                                0.97%
         B                           Ba                                                1.31%
         B                           B                                                63.27%
         B                           Caa                                              12.45%
         CCC                         B                                                 3.67%
         CCC                         Caa                                               4.31%
         NR                          NR                                               13.34%

------
* Equivalent Unrated-These categories represent the comparable quality of unrated securities as determined by the Adviser. For foreign government obligations not individually rated by an internationally recognized statistical rating organization, the Debt Portfolio assigns a rating based on the rating of the sovereign credit of the issuing government.

Debt Obligations in which the Portfolios may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed rates. Changes in interest rates generally will cause the value of debt securities held by the Portfolio to vary inversely to changes in prevailing interest rates. A Portfolio's investments in fixed-rate debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in short-term obligations. Brady bonds and other Debt Obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to a discount.

DISCOUNT OBLIGATIONS
The Portfolios expect to invest in both short-term and long-term Debt Obligations purchased at a discount, for example, zero coupon securities. The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities. See "Taxation" in the Statement of Additional Information for a discussion of original issue discount and market discount. In order to distribute income realized by a Portfolio and thereby maintain its qualification as a "regulated investment company" under the Code, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to shareholders. Under adverse market conditions, this may result in shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value.

POLITICAL AND ECONOMIC FACTORS
Investing in Debt Obligations of emerging countries involves risks relating to political and economic developments abroad. The value of a Portfolio's investments will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolio has invested. In many cases, governments of Emerging Countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely effect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Country issuers to make payments on their Debt Obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries.

While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The Portfolio will treat investments of the Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

FOREIGN EXCHANGE RISK
Many of the currencies of Emerging Countries have experienced significant devaluations relative to the dollar, and major adjustments have been made in certain of them at times. To the extent a Portfolio had invested in non-dollar denominated securities, a decline in the value of such currency would reduce the value of certain portfolio securities and the net asset value of the Portfolio. The Debt Portfolio may invest up to 30% of its assets in Debt Obligations denominated in local currencies. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated in currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

SOVEREIGN DEBT
Investing in Debt Obligations of governmental issuers in Emerging Countries involves economic and political risks. While BSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the IMF and the political constraints to which the governmental entity may be subject. As a result, governmental entities may default on their obligations. Holders of certain Emerging Country Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of holders of Emerging Country Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.

Sovereign obligors in developing and Emerging Countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the sovereign debt securities in which the Portfolio expects to invest have in the past experienced substantial difficulties in servicing their external Debt Obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings.

Sovereign debt issued by issuers in many Emerging Countries generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt may be comparable to securities rated D by S&P or C by Moody's.

INVESTING IN SECURITIES MARKETS OF EMERGING COUNTRIES
Most securities markets in Emerging Countries may have substantially less volume and are subject to less government supervision than U.S. securities markets, and securities of many issuers in Emerging Countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers, and listed and unlisted companies in Emerging Countries than in the United States.

Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain Emerging Country Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Emerging Country Debt Obligations and increase the costs and expenses of a Portfolio. Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse affect on a Portfolio's non-dollar denominated securities and on the issuers of debt obligations generally.

In addition, with respect to certain Emerging Countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, and political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other. The risk also exists that an emergency situation may arise in one or more emerging countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Funds may suspend redemption of Portfolio shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly, if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Portfolio's identification of such condition until the date of the Securities and Exchange Commission action, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

REPORTING STANDARDS
The Debt Obligations of emerging markets countries will not be registered with the Securities and Exchange Commission or subject to U.S. regulatory or reporting requirements. Disclosure requirements in Emerging Countries are generally not as stringent as in the U.S. and there may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.

INVESTMENT PRACTICES
Certain of the investment practices in which the Portfolios may engage have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent BSAM's views as to certain market movements are incorrect, the risk that the use of such strategies could result in losses greater than if they had not been used. The risks associated with illiquidity are particularly acute in situations in which a Portfolio's operations require cash, such as when the Portfolio redeems for its shares of beneficial interests or pays distributions, and may result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at the price set at the time of the contract. The use of forward foreign currency exchange contracts entails certain risks. The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Use of put and call options could result in losses to the Portfolios, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions could result in the Portfolio's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. A Portfolio depends upon the reliability and creditworthiness of the counterparty when it enters into OTC currency or securities options or other agreements. Investments in indexed securities offer the potential for an attractive rate of return, but also entail the risk of loss of principal. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regards to the Portfolio's use of proxy hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relating to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

YEAR 2000 RISK
Many of the world's computer systems currently record years in two-digit format. Such computer systems will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions in the U.S. and internationally (the "Year 2000 Issue").

To ensure that the Portfolios are not negatively impacted by the Year 2000 Issue, BSAM's corporate parent through its relevant subsidiaries or its affiliates commenced in 1996, and have made significant progress on, a coordinated effort to identify and correct any Year 2000 Issues that could potentially arise in internally developed computer systems and to either obtain representations from, or make other inquiries of, those parties who provide computer applications or services that are computer system dependent that BSAM has determined are critical to the Portfolios.

At the present time, BSAM has been informed by its corporate parent that it expects that most of its significant Year 2000 corrections should be tested in production by the end of 1998. Full integration testing of these systems and testing of interfaces with third party providers will continue through 1999. However, there can be no assurance that such schedule will be met or the systems of other companies on which BSAM and the Portfolios are dependent also will be timely converted or that such failure to convert by another company would not have an adverse effect on the Portfolios.

                         Management of the Portfolios

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. Each Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.


PORTFOLIO MANAGEMENT

BSAM uses a team approach to manage each Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.



INVESTMENT ADVISER AND MANAGER

The Portfolios' investment adviser and manager is BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1998, of $9.8 billion.

BSAM supervises and assists in the overall management of the Portfolios' affairs under an Investment Advisory Agreement between BSAM and the Portfolios, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

BSAM uses a team approach to money management consisting of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.


Under the terms of an Investment Advisory Agreement, BSAM is entitled to receive from the Income Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1998, investment advisory fees accrued by the Income Portfolio and High Yield Portfolio amounted to $91,715 and $28,723, respectively, all of which was waived.


Under the terms of the Investment Management Agreement, the Debt Portfolio pays BSAM a fee computed daily and payable monthly, at an annual rate equal to 1.15% of the Debt Portfolio's average daily net assets up to $50 million, 1.00% of the Debt Portfolio's average daily net assets of more than $50 million but not in excess of $100 million, and 0.70% of the Debt Portfolio's average daily net assets above $100 million. For the fiscal year ended March 31, 1998, investment management fees earned by the Debt Portfolio amounted to $435,752, of which $328,977 was waived.

BSAM has agreed that if, in any fiscal year, the sum of the Debt Portfolio's expenses exceeds the expense limitations applicable to the Debt Portfolio imposed by state securities administrators, BSAM will reimburse the Debt Portfolio its fees under the Investment Management Agreement or make other arrangements to limit Debt Portfolio expenses to the extent required by such expense limitations. From time to time, BSAM may waive receipt of its fees and/or voluntarily assume certain of the Debt Portfolio's expenses, which would have the effect of lowering the Debt Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Debt Portfolio will not pay BSAM at a later time for any amounts it may waive, nor will the Debt Portfolio reimburse BSAM for any amounts it may assume until such time as the average net assets of the Debt Portfolio exceed $50 million or the total operating expenses of the Debt Portfolio are less than 1.75%, 2.40% and 2.40% of the Class A shares, Class B and Class C shares, respectively, of the Debt Portfolio. The investment management fees paid by the Debt Portfolio are greater than those paid by most funds, but are believed by BSAM to be appropriate for fees paid by funds with a global investment strategy.

ADMINISTRATOR

Each Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with assets at June 30, 1998 of over $3.0 billion.

For providing administrative services to each Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 (before fee waiver) of 1% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Funds, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum annual fee of $150,000 for each portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering a Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time PFPC Inc. may waive a portion of its fee. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Funds to use the name "Bear Stearns" or derivatives thereof as part of the Funds' name for as long as the Investment Advisory and Management Agreements are in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under each Portfolio's Distribution and Shareholder Servicing Plans described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, acts as the custodian for the Bond Portfolio and the High Yield Portfolio.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian for the Debt Portfolio's assets.

PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as each Portfolio's administrator, transfer agent, dividend-paying agent and registrar.

Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Portfolios' portfolio of securities and cash invested in securities of foreign countries are held by their subcustodians, who are approved by the Trustees of the Portfolios in accordance with the rules of the Securities and Exchange Commission.

                               How to Buy Shares

GENERAL

The minimum initial investment is $2.5 million. Subsequent investments may be made in any amount. Share certificates are issued only upon written request. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to the minimum investment requirement. In addition, accounts under the discretionary management of Bear Stearns and its affiliates are not subject to the minimum investment requirement.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfolio's shares also may be made directly through the Transfer Agent. Investors must specify that Class Y is being purchased.

Purchases are effected at Class Y Shares' net asset value next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--[Name of Portfolio]--Class Y" or "Bear Stearns Investment Trust--Emerging Markets Debt Portfolio--Class Y" if purchased directly from a Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: "The Bear Stearns
Funds--[Name of Portfolio]--Class Y" or "Bear Stearns Investment Trust-- Emerging Markets Debt Portfolio--Class Y," P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Attention: The Bear Stearns Funds--[Name of Portfolio]--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

                                Net Asset Value

Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in The Bear Stearns Funds' Statement of Additional Information and "Net Asset Value" in Bear Stearns Investment Trust's Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Funds could subject the investor to backup withholding and a $50 penalty imposed by the Internal Revenue Service (the "IRS").

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for Class Y shares of a Portfolio, Class Y shares of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use. To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor any Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If the exchanging shareholder does not currently own Class Y shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 business days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal
Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or Fund.

Class Y Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the Class Y shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by a Portfolio in Class Y shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges when shares are redeemed directly through Bear Stearns.

Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 business days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 business days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 business days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Funds shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Funds may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Funds shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds-[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If share certificates have been issued, written redemption instructions, indicating the portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Funds reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1- 800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.

                          Dividends and Distributions


INCOME PORTFOLIO AND HIGH YIELD PORTFOLIO


All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends will be automatically reinvested in additional shares of each Portfolio at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. Each Portfolio ordinarily pays dividends from its net investment income monthly and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired .

DEBT PORTFOLIO

The Portfolio declares and pays as dividends quarterly to shareholders substantially all of its net investment income (i.e., its income, including both original issue discount and market discount accretions, other than its net realized long and short-term capital gains and net realized foreign exchange gains). Substantially all of the Portfolio's net realized capital gains (net realized long-term capital gains in excess of net realized short- term capital losses, including any capital loss carryovers), net realized short-term capital gains and net realized foreign exchange gains, if any, are expected to be distributed each year by the Portfolio.

Each dividend and distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio or redirected into another fund pursuant to the Redirected Distribution Option. This election should initially be made on a Shareholder's Account Information Form and may be changed upon written notice to either Bear Stearns, an Authorized Dealer or the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and distributions will be reinvested in the Portfolio. The Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares of the Portfolio at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Portfolio, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Portfolio is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Portfolio (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. In order to provide sufficient time to process the change, such request should be received by the Transfer Agent at least five (5) business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to Bear Stearns or the Authorized Dealer which will be forwarded to the shareholder, upon the receipt of proper instructions.

At the time of an investor's purchase of shares of the Portfolio, a portion of the price per share may be represented by undistributed income of the Portfolio or unrealized appreciation of the Portfolio's securities. Therefore, subsequent distributions (or portions thereof) attributable to such items, may be taxable to the investor even if the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

                                     Taxes

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of such Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

Each Portfolio may enter into short sales "against the box." See "Description of the Portfolio-Investment Instruments and Strategies." Any gains realized by a Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on a Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSAM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Portfolios to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Portfolios to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Portfolios intends to have each Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, a Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

If, for any reason, a Portfolio fails to qualify as a regulated investment company, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Although management intends to have each Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

For a detailed discussion of certain federal, state and local tax consequences of investing in shares of the Portfolio, see "Taxation" in the Statement of Additional Information of Bear Stearns Investment Trust and the Bear Stearns Funds. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state and local taxes as well as to any foreign taxes.

                            Performance Information

For purposes of advertising, performance for Class Y shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Portfolio during the measuring period were reinvested in Class Y shares.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.


Comparative performance information may be used from time to time in advertising or marketing the High Yield Portfolio's shares, including data from Lipper Analytical Services, Lehman Brothers High Yield Bond Index, Credit Suisse First Boston High Yield Bond Index and other industry publications. Performance information that may be used in advertising or marketing the Income Portfolio's shares can include data from Lipper Analytical Services, Inc., Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Broad Investment-Grade Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications. Comparative performance information may be used from time to time in advertising or marketing the Emerging Markets Debt Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Moody's Bond Survey Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

DEBT PORTFOLIO
Quotations of distribution rates are calculated by analyzing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the average net asset value during the period for which the distribution rates are being calculated.

The Debt Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Portfolio may from time to time advertise its performance relative to certain performance rankings and indices.

The investment results of the Debt Portfolio will fluctuate over time, and any presentation of investment results for any prior period should not be considered a representation of what an investment in the Debt Portfolio may earn or what the Debt Portfolio's performance may be in any future period.

In addition to information provided in shareholder reports, the Debt Portfolio may from time to time, in its discretion, make a list of the Debt Portfolio's holdings available to investors upon request. A discussion of the Debt Portfolio's performance will be included in the Portfolio's annual report to shareholders which will be made available to shareholders upon request and without charge.

                              General Information

The Bear Stearns Funds was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995.

The Bear Stearns Investment Trust was organized under the laws of The Commonwealth of Massachusetts on October 15, 1992 as a Massachusetts business trust pursuant to a Trust Agreement and commenced investment operations on May 3, 1993.

The Funds are authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Portfolios" in the Portfolios' Statement of Additional Information, each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Funds for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Funds) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Funds have the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Funds at PFPC Inc., Attention: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

ADDITIONAL INFORMATION

The term "majority of the outstanding shares" of each Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" refers to those days when the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King's Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in each Portfolio's official sales literature in connection with the offer of the
Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                                  Appendix A

RATINGS

The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of each Fund's Portfolios may invest.

MOODY'S CORPORATE BOND RATINGS
Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS
AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS
AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS
Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1---High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ----------------------

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require a sale of such security by the Funds. However, BSAM will consider such event in its determination of whether the Funds should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                  Appendix B

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, for temporary defensive purposes, in the following types of money market instruments, each of which of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES

U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES

In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS

Each Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS (ALL PORTFOLIOS)

Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by BSAM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

   The
Bear Stearns
   Funds

   575 Lexington Avenue
   New York, NY 10022
   1-800-766-4111

   Distributor

   Bear, Stearns & Co. Inc.
   245 Park Avenue
   New York, NY 10167

   Investment Adviser

   Bear Stearns Asset Management Inc.
   575 Lexington Avenue
   New York, NY 10022

   Administrator

   Bear Stearns Funds Management Inc.
   245 Park Avenue
   New York, NY 10167

   Custodian

   Custodial Trust Company
   101 Carnegie Center
   Princeton, NJ 08540

   Custodian

   Emerging Markets Debt Portfolio
   Brown Brothers Harriman & Co.
   40 Water Street
   Boston, MA 02109

   Transfer & Dividend

   Disbursement Agent

   PFPC Inc.
   Bellevue Corporate Center
   400 Bellevue Parkway
   Wilmington, DE 19809

   Counsel

   Kramer, Levin, Naftalis & Frankel
   919 Third Avenue
   New York, NY 10022

   Counsel

   Emerging Markets Debt Portfolio
   Mayer Brown & Platt
   1675 Broadway
   New York, NY 10019

   Independent Auditors

   Deloitte & Touche LLP
   Two World Financial Center
   New York, NY 10281-1434

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIOS' PROSPECTUS AND IN THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIOS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THE PORTFOLIOS' PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

--------------------------------------------------------------------------------


                             THE BEAR STEARNS FUNDS
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                                INCOME PORTFOLIO
                      CLASS A, CLASS B, CLASS C AND CLASS Y

                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                OCTOBER 16, 1998


--------------------------------------------------------------------------------




         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant prospectus (the "Prospectus") dated July 28, 1998 of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time, offering shares of three diversified portfolios (each, a "Portfolio"): Large Cap Value Portfolio and Small Cap Value Portfolio (together, the "Equity Portfolios") and Income Portfolio (the "Income Portfolio"). To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: [Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447- 1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.



         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolios.

         Bear Stearns, an affiliate of BSAM, serves as distributor of each Portfolio's shares.

                                TABLE OF CONTENTS
                                                                            Page


Investment Objective and Management Policies...........................     B-2
Management of the Fund.................................................     B-10
Management Arrangements................................................     B-13
Purchase and Redemption of Shares......................................     B-17
Determination of Net Asset Value.......................................     B-20
Dividends, Distributions and Taxes.....................................     B-21
Portfolio Transactions.................................................     B-28
Performance Information................................................     B-30
Code of Ethics.........................................................     B-31
Information About the Fund.............................................     B-32
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors.....................................     B-36
Financial Statements...................................................     B-37
Appendix...............................................................     B-38

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Description of the Portfolios."

Portfolio Securities

         Bank Obligations. (All Portfolios) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Portfolio are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending on the principal amount of the CDs of each bank held by such Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

Mortgage-Related Securities


         U.S. Government Agency Securities. (Income Portfolio) Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

U.S. Government Related Securities. (Income Portfolio) Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.


         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Repurchase Agreements. (All Portfolios) Each Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which each Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSAM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


         Municipal  Obligations.  (Income Portfolio)  Municipal  obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase  agreements which are similar to installment  purchase  contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Income Portfolio will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Income Portfolio investments.


         Commercial Paper and Other Short-Term Corporate Obligations. (All Portfolios) Variable rate demand notes include variable amount master demand notes, which are obligations that permit each Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, a Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSAM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and an Equity Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Equity Portfolios' Prospectus for other commercial paper issuers.

         Illiquid Securities. (All Portfolios) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by a Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, such Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed BSAM to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in such Portfolio during such period.


         Ratings of Debt. (Income Portfolio) Subsequent to its purchase by the Bond Portfolio, a debt issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Income Portfolio. Neither event will require the sale of such securities by the Income Portfolio, but BSAM will consider such event in determining whether the Income Portfolio should continue to hold the securities. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") may change as a result of changes in such organizations or their rating systems, the Income

Portfolio  will  attempt  to  use  comparable   ratings  as  standards  for  its
investments in accordance with the investment policies contained in the Portfolio's Prospectus and this Statement of Additional Information.

Management Policies

         Each Portfolio may engage in the following practices in furtherance of its objective.

         Options Transactions. (All Portfolios) Each Portfolio may engage in options transactions, such as purchasing or writing covered call or put options. The principal reason for writing covered call options, which are call options with respect to which a Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on a Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written by the Portfolios ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Portfolio may write (a) in-the-money call options when BSAM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSAM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of- the-money call options when BSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So  long  as a  Portfolio's  obligation  as  the  writer  of an  option continues, such Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, each Portfolio generally will purchase or write only those options for which BSAM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. (Equity Portfolios) Each Equity Portfolio may purchase and write put and call options on stock indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock  indexes are  similar to options on stock  except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Futures Contracts and Options on Futures Contracts. (All Portfolios) Each Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading in commodities that are not currently traded in the United States or arbitrage possibilities not available in the United States.

         Initially, when purchasing or selling futures contracts, a Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent a Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of each Equity Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option on a futures contract, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.


         Foreign Currency Transactions. (All Portfolios) Each Portfolio may engage in foreign currency trancsactions, including foreign currency contracts, currency swaps and cross currency hedging. If a Portfolio enters into a currency transaction, it will deposit, if so required by applicable regulations, with its custodian cash, U.S. Government securities or other high grade debt obligations, in a segregated account of the Portfolio in an amount at least equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to the contract.

         At or before the maturity of a forward contract, the Portfolio either may sell a security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to each Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, a Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which each Portfolio engages in currency transactions. See "Dividends, Distributions and Taxes."


         Lending Portfolio Securities. (All Portfolios) To a limited extent, each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, a Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Portfolio to be the equivalent of cash. From time to time, a Portfolio may return to the borrower or a third party which is unaffiliated with such Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) each Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. The Portfolios have appointed Custodial Trust Company (CTC) an affiliate of BSAM as the Lending Agent. CTC received a fee for its services.

         Investment Restrictions. Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. No Portfolio may:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises.

         2. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or sponsored enterprises may be purchased, without regard to any such limitation.

         3. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

         4. Invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         5. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         6. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         8. Act as an underwriter of securities of other issuers, except to the extent each Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         10. Purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         Non-Fundamental Restrictions.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except
as  described  in  the  Portfolios'   Prospectus  and  Statement  of  Additional
Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         The following investment restrictions numbered 15 and 16, which are not fundamental policies, apply only to the Equity Portfolios. Neither of these Portfolios may:

         15. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Equity Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         16. Invest in the securities of a company for the purpose of exercising management or control, but each Equity Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------


Peter M. Bren (64)         Trustee                President  of  The  Bren  Co.,
126 East 56th Street                              since 1969; President of Koll,
New York, NY  10021                               Bren   Realty   Advisors   and
                                                  Senior   Partner  for  Lincoln
                                                  Properties prior thereto.

Alan J. Dixon* (70)        Trustee                Partner of Bryan  Cave,  a law
7535 Claymont Court                               firm   in  St.   Louis   since
Apt. #2                                           January  1993;  United  States
Belleville, IL  62223                             Senator of Illinois from  1981
                                                  to 1993.

John R. McKernan, Jr. (50) Trustee                Chairman  and Chief  Executive
P.O. Box 15213                                    Officer      of       McKernan
Portland,  ME 02110                               Enterprises    since   January
                                                  1995;  Governor of Maine prior
                                                  thereto.


M.B. Oglesby, Jr. (56)     Trustee                President and Chief  Executive
700 13th Street, N.W.                             Officer,     Association    of
Suite 400                                         American  Railroads  from June
Washington, D.C. 20005                            1997  to  March   1998;   Vice
                                                  Chairman    of    Cassidy    &
                                                  Associates  from February 1996
                                                  to  June  1997;   Senior  Vice
                                                  President of RJR Nabisco, Inc.
                                                  from  April  1989 to  February
                                                  1996;  Former  Deputy Chief of
                                                  Staff-White House from 1988 to
                                                  January 1989.

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------

Michael Minikes (53)       Trustee                Senior  Managing  Director  of
245 Park Avenue            Chairman               Bear Stearns  since  September
New York, NY  10167                               1985;  Chairman  of BSFM since
                                                  December  1997;  Treasurer  of
                                                  Bear  Stearns   since  January
                                                  1986;  Treasurer  of The  Bear
                                                  Stearns  Companies  Inc. since
                                                  September  1985;  Director  of
                                                  The  Bear  Stearns   Companies
                                                  Inc. since October 1989.

Robert S. Reitzes* (54)    President              President of Mutual Funds-Bear
575 Lexington Avenue                              Stearns Asset  Management  and
New York, NY  10022                               Senior  Managing  Director  of
                                                  Bear Stearns since March 1994;
                                                  Co-Director  of  Research  and
                                                  Senior  Chemical   Analyst  of
                                                  C.J.   Lawrence/Deutsche  Bank
                                                  Securities  Corp. from January
                                                  1991 to March 1994.

Peter Fox (46)
Three First National Plaza Executive Vice         Founder,    Fox    Development
Chicago, IL  60602         President              Corp., 1998; Managing Director
                                                  - Emeritus, Bear Stearns since
                                                  February 1997; Senior Managing
                                                  Director, Public Finance, Bear
                                                  Stearns from 1987 to 1997.

William J. Montgoris (51)  Executive Vice         Chief  Financial  Officer  and
245 Park Avenue            President              Chief Operating Officer,  Bear
New York, NY  10167                               Stearns.

Stephen A. Bornstein (55)
575 Lexington Avenue       Vice President         Managing    Director,    Legal
New York, NY 10022                                Department;  General  Counsel,
                                                  Bear Stearns Asset Management.

Frank J. Maresca (39)      Vice President         Managing   Director   of  Bear
and Treasurer                                     Stearns since  September 1994;
245 Park Avenue                                   Chief  Executive  Officer  and
New York, NY  10167                               President    of   BSFM   since
                                                  December    1997;    Associate
                                                  Director of Bear  Stearns from
                                                  September  1993  to  September
                                                  1994;  Vice  President of Bear
                                                  Stearns  from  March  1992  to
                                                  September 1993.


Donalda L. Fordyce (39)    Vice President         Senior  Managing  Director  of
575 Lexington  Avenue                             Bear   Stearns   since  March,
New York, NY 10022                                1996;      previously     Vice
                                                  President,   Asset  Management
                                                  Group,  Goldman,   Sachs  from
                                                  1986 to 1996.

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
   (AND AGE)               POSITION WITH FUND        DURING PAST FIVE YEARS
   ---------               ------------------        ----------------------

Ellen T. Arthur (48)       Secretary              Associate   Director  of  Bear
575 Lexington Avenue                              Stearns  since  January  1996;
New York, NY  10022                               Secretary    of   BSAM   since
                                                  December 1997;  Senior Counsel
                                                  and Corporate  Vice  President
                                                  of  PaineWebber   Incorporated
                                                  from April  1989 to  September
                                                  1995.

Vincent L. Pereira (33)    Assistant              Associate   Director  of  Bear
245 Park Avenue            Treasurer              Stearns since  September 1995;
New York, NY  10167                               Treasurer   and  Secretary  of
                                                  BSFM since December 1997; Vice
                                                  President of Bear Stearns from
                                                  May  1993 to  September  1995;
                                                  Assistant  Vice  President  of
                                                  Mitchell     Hutchins    Asset
                                                  Management  Inc.  from October
                                                  1992 to May 1993.

Christina  LaMastro  (28)  Assistant              Legal    Assistant   of   Bear
575  Lexington  Avenue     Secretary              Stearns    since   May   1997;
New York,  NY 10022                               Assistant  Secretary  of  BSAM
                                                  since      December      1997;
                                                  Compliance  Assistant at Reich
                                                  & Tang L.P.  from  April  1996
                                                  through   April  1997;   Legal
                                                  Assistant   at   Fulbright   &
                                                  Jaworski  L.P. from April 1993
                                                  through April 1996.


         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1998 is as follows:

                                                                                                                  (5)
                                                               (3)                                               Total
                                      (2)                  Pension or                    (4)               Compensation from
            (1)                    Aggregate           Retirement Benefits        Estimated Annual           Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon           Complex Paid to
          Member                  from Fund *            Fund's Expenses             Retirement              Board Members


Peter M. Bren                        $8,000                   None                      None                  $20,000 (2)

Alan J. Dixon                        $8,000                   None                      None                  $ 8,000 (1)

John R. McKernan, Jr.                $8,000                   None                      None                  $20,000 (2)

M.B. Oglesby, Jr.                    $8,000                   None                      None                  $20,000 (2)

Robert S. Reitzes**                   None                    None                      None                      None

Michael Minikes**                     None                    None                      None                      None




---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to approximately $8,600 Board members of the Fund, as a group.

** Robert S. Reitzes resigned as a Director to Funds effective September 8, 1997. Michael Minikes was appointed as replacement for Mr. Reitzes effective September 8, 1997.

         Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on June 30, 1998.



        For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plans" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

        No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


                             MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Management of the Portfolios."

        General. On December 3, 1997, BSFM, the registered investment adviser of the Portfolios, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for The Bear Stearns Funds and other affiliated and non-affiliated investment companies.

        Investment Advisory Agreement. BSAM provides investment advisory services to each Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated February 22, 1995, as revised May 4, 1995, with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on January 28, 1997. The Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. As to the relevant Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

        BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren
J. Spector and Robert M. Steinberg, Directors.



         BSAM provides investment advisory services to each Portfolio in accordance with its stated policies, subject to the approval of the Fund's Board of Trustees. BSAM provides each Portfolio with portfolio managers who are authorized by the Board of Trustees to execute purchases and sales of securities. The portfolio managers of the Equity Portfolios are Robert S. Reitzes, Mark A. Kurland, James G. McCluskey, Gail Sprute and Harris Cohen. The portfolio managers of the Income Portfolio are Jon Geisinger and Peter E. Mahoney. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

         As compensation for BSAM's advisory services, each Equity Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.75 of 1% of the value of such Equity Portfolio's average daily net assets. The Income Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.45 of 1% of the value of the Income Portfolio's average daily net assets. For the fiscal year ended March 31, 1997, the investment advisory fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio amounted to $151,578, $285,539 and $98,957, respectively. For the fiscal year ended March 31, 1998, the investment advisory fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio amounted to $140,641, $425,409 and $91,715, respectively. These amounts were waived pursuant to an undertaking by BSAM, resulting in no fees being paid by the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio. In addition, BSAM reimbursed $161,196, $86,666 and $280,261 for Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively, in order to maintain the voluntary expense limitation for the fiscal year ended March 31, 1997. BSAM reimbursed $185,275, $20,648 and $275,119 for Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively, in order to maintain the voluntary expense limitation, for the fiscal year ended March 31, 1998.


        Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, as revised April 11, 1995, June 2, 1997 , September 8, 1997 and February 4, 1998 with the Fund. As to each Portfolio, the Administration Agreement will continue until February 22, 1999 and thereafter will be subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the

Portfolio's shares or, upon not less than 90 days' notice, by BSFM. As to the relevant Portfolio, the Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).



         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 1997, the administration fees amounted to $30,232, $57,108 and $32,986, respectively, for the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio. For the fiscal year ended March 31, 1998, the administration fees accrued amounted to $28,128, $85,085 and $30,572, respectively, for the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio.



        Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated February 22, 1995, as revised September 8, 1997 with the Fund. The Administrative Services Agreement is terminable upon 60 days notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that
(i) PFPC gives the Fund 30 days notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.



         As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolios' Prospectus. For the fiscal year ended March 31, 1997, the administrative services fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio amounted to $99,570, $119,822 and $99,469, respectively, as a result of a waiver of fees by PFPC. For the fiscal year ended March 31, 1998, the administrative services fees for the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio amounted to $100,107, $134,255 and $98,944, respectively, as a result of a waiver of fees by PFPC.



        Distribution Plans. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution and shareholder servicing plan with respect to Class A and Class C shares and a distribution plan with respect to Class B shares (the "Distribution Plans"). The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plans will benefit each Portfolio and the holders of its Class A, Class B and Class C shares.

        A quarterly report of the amounts expended under the Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan with respect to Class A and Class C shares was so approved on February 4, 1998. The Distribution Plan with respect to the Class B shares was so approved on September 8, 1997 and February 4, 1998. Each Distribution Plan is terminable at any time, as to each class of each Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of each Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of a Portfolio, in the event of its assignment (as defined in the 1940 Act).


         For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio paid Bear Stearns $13,300, $22,762 and $14,093, respectively, with respect to Class A shares and $23,300, $37,577 and $11,638, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A and C shares of each Portfolio:

                    Large Cap Value Portfolio   Small Cap Value Portfolio       Income Portfolio
                    Class A        Class C      Class A       Class C         Class A          Class C
                    -------        -------      -------       -------         -------          -------

Payments to
Brokers or Dealers  $13,300        ----         $22,762          ----          $14,093             ----

Payments for           ----      $23,300            ----      $37,577            ----           $11,638
Advertising

         For the  fiscal  year  ended  March  31,  1997,  the  Large  Cap  Value
Portfolio,  Small Cap Value  Portfolio  and Income  Portfolio  paid Bear Stearns
$27,440, $57,907 and $15,344, respectively, with respect to Class A shares and $37,332, $111,111 and $12,483, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A and C shares of each Portfolio:

                        Large Cap Value Portfolio     Small Cap Value Portfolio         Income Portfolio
                        -------------------------     -------------------------      ---------------------------
                        Class A      Class C          Class A         Class C       Class A       Class C
                        -------      -------          -------         -------       -------       -------
Payments to
Brokers or Dealers       $27,440    $15,234          $57,907        $30,062          $15,344      $6,904

Payments to                 ----    $22,098          $81,049        $81,049            ----       $5,579
Underwriters


         For the fiscal year ended March 31, 1998, the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio paid Bear Stearns $32,237, $95,967 and $11,111, respectively, with respect to Class A shares, $271, $830 and $21, respectively, with respect to Class B shares and $40,215, $145,963 and $10,434, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A, B and C shares of each Portfolio:

                                 Large Cap Value Portfolio         Small Cap Value Portfolio             Income Portfolio
                                 Class A    Class B    Class C     Class A   Class B    Class C    Class A   Class B    Class C
                                 -------    -------    -------     -------   -------    -------    -------   -------    -------
Payments to Brokers and         $16,119        ----   $31,566     $47,984       ----     $95,103   $7,936       ----    $8,499
Dealers

Payments for Advertising,       $16,119        ----       ----    $47,984       ----       ----    $3,175       ----      ----
Printing, Mailing of
Prospectuses to prospective
shareholders, compensation to
sales personnel, and interest
carrying, or other financing
charges

Payments to Underwriters           ----        $271    $8,649       ----        $830     $50,860       ----      $21    $1,935


                                           Income Portfolio
                                   Class A      Class B       Class C
                                   -------      ------       -------
Payments to Underwriters           $7,936         21          _____

Payments for Advertising,          $3,175                     _____
Printing, Mailing of
Prospectuses to prospective
shareholders, compensation to
sales personnel, and interest
carrying, or other financing
charges


         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolios' Class B shares and the Class C shares of the Income Portfolio (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which a Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares or Class C shares of the Income Portfolio for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.


         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSAM or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board of Trustees, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

         Expense Limitation. BSAM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage commissions, interest on borrowings and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSAM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to any Portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolios or limit the Portfolios' investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolios. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolios could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.

                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolios' Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolios' distributor on a best efforts basis pursuant to an agreement dated February 22, 1995, as revised September 8, 1997 and February 4, 1998, which is renewable annually. For the period April 3, 1995 (commencement of operations) through March 31, 1996, Bear Stearns retained $72, $388 and $10,549 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively, and $110, $583 and $185 from contingent deferred sales charges ("CDSC") on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively. For the fiscal year ended March 31, 1997, Bear Stearns retained $68,262, $214,826 and $11,400 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively, and $552, $4,052 and $100 from contingent deferred sales charges ("CDSC") on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively. For the fiscal year ended March 31, 1998, Bear Stearns retained $68,262, $214,826 and $11,400 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively, and $552, $4,052 and $100 from CDSC on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and the Income Portfolio, respectively. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.



         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolios' transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.


         Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of each Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1998.


         EQUITY PORTFOLIOS:         Large Cap Value    Small Cap Value
                                       Portfolio          Portfolio
                                       ---------          ---------


Net Asset Value per Share              $20.83              $ 23.65
                                       ======              =======

Per Share Sales Charge - 5.50%
  of offering price (5.82% of
  net asset value per share)             1.21                 1.38
                                        -----                 ----

Per Share Offering Price to
   the Public                          $22.04              $ 25.03
                                       ======              =======


INCOME PORTFOLIO:
Net Asset Value per Share               12.37

Per Share Sales Charge - 4.50%
  of offering price (4.71% of
  net asset value per share)             0.58

Per Share Offering Price to
  the Public                           $12.95



         Redemption Commitment. Each Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets each Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.

                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Equity Portfolio securities, including covered call options written by an Equity Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Forward currency contracts will be valued at the current cost of offsetting the contract. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of an Equity Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.


         Substantially all of the Income Portfolio's investments (including short-term investments) are valued each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which are not valued by the Service are carried at amortized cost, which approximate value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of investments traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Income

Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.


         Each Portfolio's restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board of Trustees generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (this discount will be revised periodically by the Board of Trustees if the Board of Trustees believe that it no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.


         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


         The following information supplements and should be read in conjunction
with  the  section  in  each   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."

         The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where a Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to a Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.


         Certain transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

         A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If a Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if a Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


         In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


         Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         Portfolio Distributions. Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         A Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Portfolio's disposition of domestic "small business" stock will be subject to tax.


         Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


         Ordinary income dividends paid by a Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

         Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolios or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.


         Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


         A Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number , (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income , or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).


         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rate applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the same or another Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends, and amounts retained by a Portfolio that are designated as undistributed capital gains.

         If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of such Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         In the case of foreign noncorporate shareholders, a Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.


         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect .

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolios.



                             PORTFOLIO TRANSACTIONS


         BSAM assumes general supervision over placing orders on behalf of the Bond Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Income Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Income Portfolio for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Income Portfolio transactions are allocated to various dealers by the its portfolio managers in their best judgment.


         BSAM assumes general supervision over placing orders on behalf of each Equity Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BSAM, as applicable, determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of BSAM to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

         Such supplemental information may be useful to BSAM in serving each Equity Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to each Equity Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to each Equity Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions of each Equity

Portfolio are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.


         Portfolio turnover may vary from year to year as well as within a year. The portfolio turnover rate for the Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio for the period April 3, 1995 (commencement of operations) through March 31, 1996 was 45%, 41% and 107%, respectively. The portfolio turnover rate for the fiscal year ended March 31, 1997 was 137%, 57% and 263%, respectively. In periods in which extraordinary market conditions prevail, BSAM will not be deterred from changing investment strategy as rapidly as needed, in which case higher portfolio turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSAM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for each Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for each Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.



         For the fiscal year ended March 31, 1997, Large Cap Value Portfolio and Small Cap Value Portfolio paid total brokerage commissions of $59,523 and $102,411, respectively, of which approximately $1,300 and $9,000 was paid to Bear Stearns, respectively. The Large Cap Value Portfolio and Small Cap Value Portfolio paid 2.18% and 8.79%, respectively, of its commissions to Bear Stearns, and, with respect to all the securities transactions for each Equity Portfolio, 2.93% and 8.89% of the transactions, respectively, involved commissions being paid to Bear Stearns. No brokerage commissions were paid by the Income Portfolio.


         For the fiscal year ended March 31, 1998, Large Cap Value Portfolio and Small Cap Value Portfolio paid total brokerage commissions of $26,799 and $302,476, respectively, of which approximately $522 and $1,728, respectively, was paid to Bear Stearns. The Large Cap Value Portfolio and Small Cap Value Portfolio paid 1.95% and 0.57%, respectively, of its commissions to Bear Stearns, and, with respect to all the securities transactions for each Equity Portfolio, 1.89% and 1.15% of the transactions, respectively, involved commissions being paid to Bear Stearns. For the fiscal year ended March 31, 1998, the Large Cap Value Portfolio and Small Cap Value Portfolio paid an average commission rate per share of $0.0581 and $0.0557, respectively. The percentage of commissions for which they received research services paid by the Large Cap Value Portfolio and Small Cap Value Portfolio was 98.40% and 94.95%, respectively, of the total brokerage commissions paid by each Portfolio.

                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolios'   Prospectus   entitled   "Performance
Information."



         Current yield for the 30-day period ended March 31, 1998 for Class A, Class C and Class Y of the Income Portfolio was 5.86%, 5.21% and 6.21%, respectively. The current yield for each class reflects the waiver and reimbursement of certain fees and expenses by the investment adviser, without which the Portfolio's current yield for such period would have been 3.87% for Class A, 3.67% for Class C and 4.42% for Class Y. Current yield of the Income Portfolio is computed pursuant to a formula which operates as follows: The amount of the Income Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Income Portfolio during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.



         Average annual total return of each Portfolio is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return of each Portfolio is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of
 Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted.


         The chart below sets forth average annual total return from inception* through March 31, 1998 and total return for one-year and inception* through March 31, 1998 for Class A, Class C and Class Y:


                TOTAL RETURN - INCEPTION* THROUGH MARCH 31, 1998

                                    Class A                                    Class B                             Class C
                                    -------                                    -------                             -------
                         Based on Maximum      Based on Net    Based on Maximum        Based on Net      Based on       Based on Net
Name of Portfolio        Offering Price         Asset Value     Offering Price          Asset Value      Maximum CDSC    Asset Value
-----------------        ---------------       ------------     ---------------        ------------      ------------    -----------

Large Cap Value           100.86%             110.90%            8.04%                 13.70%           N/A            107.85%
Portfolio

Small Cap Value           109.93%             120.43%           11.83%                17.69%            N/A            116.88%
Portfolio

Income Portfolio           19.32%             24.00%            (5.04%)               (0.04%)           N/A             22.47%


                             Class Y
                             -------
                            Based on Net
Name of Portfolio           Asset Value
-----------------            -----------

Large Cap Value            83.29%
Portfolio

Small Cap Value            104.44%
Portfolio

Income Portfolio           18.39%





                  TOTAL RETURN - ONE-YEAR ENDED MARCH 31, 1998

                                    Class A                                    Class B                          Class C
                                    -------                                    -------                          -------
                         Based on Maximum    Based on Net    Based on Maximum        Based on Net      Based on       Based on Net
Name of Portfolio        Offering Price       Asset Value     Offering Price          Asset Value      Maximum CDSC   Asset Value
-----------------        ---------------     ------------     ---------------        ------------      ------------    -----------

Large Cap Value               37.69%           44.59%                N/A                   N/A                N/A            43.94%
Portfolio

Small Cap Value               39.90%           46.86%                N/A                   N/A                N/A            46.10%
Portfolio

Income Portfolio              5.31%             9.43%                N/A                   N/A                N/A             8.92%


                              Class Y
                              -------
                             Based on Net
Name of Portfolio            Asset Value
-----------------             -----------

Large Cap Value              45.27%
Portfolio

Small Cap Value              47.54%
Portfolio

Income Portfolio              9.81%




                                  AVERAGE ANNUAL TOTAL RETURN - INCEPTION* THROUGH MARCH 31, 1998

                                    Class A                                    Class B                          Class C
                                    -------                                    -------                          -------
                         Based on Maximum    Based on Net    Based on Maximum        Based on Net      Based on       Based on Net
Name of Portfolio        Offering Price       Asset Value     Offering Price          Asset Value      Maximum CDSC   Asset Value
-----------------        ---------------     ------------     ---------------        ------------      ------------    -----------

Large Cap Value              26.20%             28.27%                N/A                   N/A                N/A            27.65%
Portfolio

Small Cap Value              28.07%             30.18%                N/A                   N/A                N/A            29.47%
Portfolio

Income Portfolio             6.08%               7.45%                N/A                   N/A                N/A             7.01%



                             Class Y
                          Based on Net
Name of Portfolio         Asset Value
-----------------         ------------

Large Cap Value
Portfolio                    26.75%

Small Cap Value
Portfolio                    29.36%

Income Portfolio              6.81%




* Class A and Class C shares of Large Cap Value Portfolio commenced investment operations on April 4, 1995. Class A and Class C shares of Small Cap Value Portfolio commenced investment operations on April 3, 1995. Class A and Class C shares of the Income Portfolio commenced investment operations on April 5, 1995. The initial public offering of the Class Y shares of Large Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio commenced on September 11, June 22, and September 8, 1995, respectively.



                                 CODE OF ETHICS

         The Fund, on behalf of each Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security for his or her account or for any account in which he or she has any direct or indirect beneficial interest, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by each Portfolio; and (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by each Portfolio without prior approval by the Fund. Certain transactions are exempt from item (1) of the previous sentence, including: (1) any securities transaction, or series of related transactions, involving 500 or fewer shares of
(i) an issuer with an average monthly trading volume of 100 million shares or more, or (ii) an issuer that has a market capitalization of $1 billion or greater; and (2) transactions in exempt securities or the purchase or sale of securities purchased or sold in exempt transactions.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of each Portfolio first, shall avoid potential or actual conflicts of interest with each Portfolio, and shall not take unfair advantage of their relationship with each Portfolio. Under certain circumstances, the Adviser to each Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by each Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.

         As of July 28, 1998, the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's shares.

                                                         Percent of Large Cap
                                                            Value Portfolio
Name and Address                                      Class A Shares Outstanding
----------------                                      --------------------------


Bear, Stearns Securities Corp.                                   17.3
FBO 200-40406- 19
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                         Percent of Large Cap
                                                            Value Portfolio
Name and Address                                      Class B Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                    8.3%
FBO 051-35974-19
1 Metrotech Center North
Brooklyn, NY  11201-3859

Donaldson Lufkin Jenrette                                         5.7%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Bear, Stearns Securities Corp.                                    6.6%
FBO 127-95173-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

Raymond James Assoc. Inc.                                        14.5%
For Elite Account 54008603
300 Brickstone Square, 9th Floor
Andover, MA  01810

Priscilla A. Pickles                                              6.2%
600 Hillcrest Ave.
Methuen, MA  01844

                                                         Percent of Large Cap
                                                            Value Portfolio
Name and Address                                      Class C Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                    6.2%
FBO 220-43167-11
1 Metrotech Center North
Brooklyn, NY  11201-3859


                                                         Percent of Large Cap
                                                            Value Portfolio
Name and Address                                      Class Y Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                   12.0%
FBO  049-40734-14
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                    6.3%
FBO 049- 40503-13
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                    5.4%
FBO 051-36493-19
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                    5.0%
FBO 051-36492-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

EAMCO                                                            16.9%
FBO 02130004
Attn:  Mutual Funds Desk
c/o Riggs Bank N.A.
P.O. Box 96211
Washington, DC  20090-6211


                                                         Percent of Small Cap
                                                            Value Portfolio
Name and Address                                      Class A Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                    5.4%
FBO 042-13302-18
1 Metrotech Center North
Brooklyn, NY   11201-3859

Mainstreet Trust Company                                          5.2%
Cust API Trust Growth Fund
PO Box 5228
Martinsville, VA  24115

                                                         Percent of Small Cap
                                                            Value Portfolio
                                                      Class B Shares Outstanding
                                                      --------------------------

Bear Stearns Securities Corp.                                    5.1%
FBO 984- 13624-25
1 Metrotech Center North
Brooklyn, NY  01201-3859

                                                         Percent of Small Cap
                                                            Value Portfolio
Name and Address                                      Class Y Shares Outstanding
----------------                                      --------------------------

Custodial Trust Company                                          22.5%
101 Carnegie Center
Princeton, NJ  08540

Bear Stearns Securities Corp.                                     5.3%
FBO  049-40880-16
1 Metrotech Center North
Brooklyn, NY   01201-3859



                                                              Percent of
                                                           Income Portfolio
Name and Address                                      Class A Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                   29.5%
FBO 051-29339-12
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                    7.8%
FBO 051-26459-12
1 Metrotech Center North
Brooklyn, NY  11201-3859


                                                               Percent of
                                                            Income Portfolio
Name and Address                                      Class B Shares Outstanding
----------------                                      --------------------------

Bear  Stearns Securities Corp.                                    6.8%
FBO  037-12362-17
1 Metrotech Center North
Brooklyn, NY   01201-3859

Bruce E. Brizzi                                                   9.1%
and Pamela J. Brizzi
JT Ten Wros
131 Oristmill LN
Zeliehople, PA  16063

Wexford Cleaning Services Corp.                                  75.8%
FBO UA DTD 03 0796
22960 Cass Ave.
Woodland Hills, CA  91364-3917


                                                               Percent of
                                                            Income Portfolio
Name and Address                                      Class C Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                   12.3%
FBO 498-00055-18
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    8.3%
FBO 220-43677-14
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    7.9%
FBO 220-43671-10
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    7.8%
FBO 498-00056-17
1 Metrotech Center North
Brooklyn, NY 11201-3859



                                                              Percent of
                                                            Income Portfolio
Name and Address                                      Class Y Shares Outstanding
----------------                                      --------------------------

Bear, Stearns Securities Corp.                                   11.7%
FBO 049- 40503-13
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                   10.8%
FBO 051-98474-12
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    6.5%
FBO 046-03216-15
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    6.1%
FBO 049-40716-16
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                    9.1%
FBO 051-35282-16
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                   14.5%
FBO 049-40863-17
1 Metrotech Center North
Brooklyn, NY 11201-3859


         A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting Securities may be deemed a "control person" (as defined in the 1940 Act) of a Portfolio.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian. Under a custody agreement with each Portfolio, CTC holds each Portfolio's securities and keeps all necessary accounts and records. For its services,

CTC receives from each Portfolio an annual fee of the greater of 0.015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of any Portfolio or which securities are to be purchased or sold by any Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to certain legal matters regarding the shares of beneficial interest being sold pursuant to the Portfolios' Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.


                              FINANCIAL STATEMENTS


         The Portfolios' annual report to shareholders for the fiscal year ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

         Description  of certain  ratings  assigned by S&P,  Moody's,  Fitch and
Duff:

S&P

Bond Ratings

                                       AAA

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Moody's

Bond Ratings

                                       Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

                                       AAA

         Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

         Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

         Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

         Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

         The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

                             THE BEAR STEARNS FUNDS
                            PART C. OTHER INFORMATION
                            -------------------------

Item 24.          Financial Statements and Exhibits

                  (a) Financial Statements:

                    Part A (Prospectus):

                    (1) Financial Highlights for the fiscal year ended March 31, 1998 (audited).

                    Part B (Statement of Additional Information):


                    Financial Statements and the Reports thereon for The Bear Stearns Funds for the fiscal year ended March 31, 1998, included in the Annual Report to Shareholders for the Income Portfolio (formerly the Total Returns Bond Portfolio) and are incorporated herein by reference in the respective
                    Statement of Additional Information from the Rule 30-D filing made by the Registrant on May 27, 1998, accession number 001047469-98- 021855.

                    (1) Statements of Assets and Liabilities for the period ended March 31, 1998 (audited).

                    (2) Statements of Operations for the period ended March 31, 1998 (audited).

                    (3) Statements of Changes in Net Assets for the period ended March 31, 1998 (audited).

                    (4) Notes to Financial Statements dated March 31, 1998 (audited).



                  (b)      Exhibits:

                  EX-99.B1(a)               Agreement and  Declaration of Trust
                                            is  incorporated  by  reference  to
                                            Exhibit  (1)(a)  of  Post-Effective
                                            Amendment No. 7 to the Registration
                                            Statement   on  Form  N-  1A  filed
                                            electronically on November 9, 1995,
                                            accession   number   0000950130-95-
                                            002359.

                  EX-99.B1(b)               Amendment    to    Agreement    and
                                            Declaration     of     Trust     is
                                            incorporated    by   reference   to
                                            Exhibit  (1)(b)  of  Post-Effective
                                            Amendment No. 7 to the Registration
                                            Statement   on  Form   N-1A   filed
                                            electronically on November 9, 1995,
                                            accession                    number
                                            0000950130-95-002359.

                  EX-99.B2                  By-Laws   are    incorporated    by
                                            reference   to   Exhibit   (2)   of
                                            Post-Effective  Amendment  No. 7 to
                                            the Registration  Statement on Form
                                            N-1A   filed    electronically   on
                                            November 9, 1995,  accession number
                                            0000950130-95-002359.

                  EX-99.B3                  None.

                  EX-99.B4                  None.

                  EX-99.B5(a)               Investment    Advisory    Agreement
                                            between  the  Registrant  and  Bear
                                            Stearns   Funds   Management   Inc.
                                            ("BSFM")   is    incorporated    by
                                            reference  to  Exhibit   (5)(a)  of
                                            Post- Effective  Amendment No. 7 to
                                            the Registration  Statement on Form
                                            N-1A   filed    electronically   on
                                            November 9, 1995,  accession number
                                            0000950130-95-002359.


                  EX-99.B5(b)               Investment    Advisory    Agreement
                                            between  the  Registrant  and BSFM,
                                            with  respect to Prime Money Market
                                            Portfolio,   is   incorporated   by
                                            reference  to  Exhibit   (5)(b)  of
                                            Post-Effective  Amendment No. 13 to
                                            the Registration  Statement on Form
                                            N- 1A filed  electronically on July
                                            29,    1997,    accession    number
                                            0000922423-97-000633.



                  EX-99.B5(c)               Investment    Advisory    Agreement
                                            between  the  Registrant  and BSFM,
                                            with respect to Balanced Portfolio,
                                            High Yield Total  Return  Portfolio
                                            and International  Equity Portfolio
                                            is incorporated by reference to
                                            Exhibit 5(c)   of    Post-Effective
                                            Amendment  No. 20 to the
                                            Registration Statement on Form  N-1A
                                            filed electronically  on July   28,
                                            1998, accession number 0000922423-98
                                            - 000722.


                  EX-99.B5(d)               Sub-Investment  Advisory  Agreement
                                            between  BSFM  and  Marvin & Palmer
                                            Associates,  Inc.,  with respect to
                                            International  Equity  Portfolio is
                                            incorporated by reference to Exhibit
                                            5 (d) of Post-Effective Amendment
                                            No. 20 to the Registration Statement
                                            on Form N-1A filed electronically on
                                            July 28, 1998, accession number
                                            0000922423-98-000722.


                  EX-99.B6(a)               Distribution  Agreement between the
                                            Registrant and Bear,  Stearns & Co.
                                            Inc., with  revised  Schedule I as
                                            of     September   8,   1997,    is
                                            incorporated by reference to Exhibit
                                            6(a)  of  Post-Effective  Amendment
                                            No. 20 to the Registration Statement
                                            on Form N-1A filed electronically on
                                            July   28,  1998,  accession  number
                                            0000922423-98-000722.

                  EX-99.B6(b)               Form   of   Dealer   Agreement   is
                                            incorporated    by   reference   to
                                            Exhibit  (6)(b) of Post-  Effective
                                            Amendment No. 9 to the Registration
                                            Statement   on  Form   N-1A   filed
                                            electronically  on June  20,  1996,
                                            accession                    number
                                            0000899681-96-000180.


                  EX-99.B7                  None.

                  EX-99.B8 Custody Agreements between the Registrant and Custodial Trust Company are incorporated by
                                            reference   to   Exhibit   (8)   of
                                            Post-Effective  Amendment  No. 7 to
                                            the Registration  Statement on Form
                                            N-1A   filed    electronically   on
                                            November 9, 1995,  accession number
                                            0000950130-95-002359.

                  EX-99.B9(a)               Administration   Agreement  between
                                            the    Registrant   and   BSFM   is
                                            incorporated    by   reference   to
                                            Exhibit  (5)(b) of Post-  Effective
                                            Amendment No. 7 to the Registration
                                            Statement   on  Form   N-1A   filed
                                            electronically on November 9, 1995,
                                            accession                    number
                                            0000950130-95-002359.

                  EX-99.B9(b)               Administrative  Services Agreement,
                                            as amended,  between the Registrant
                                            and PFPC Inc.  is  incorporated  by
                                            reference  to  Exhibit   (5)(c)  of
                                            Post-Effective  Amendment  No. 7 to
                                            the Registration  Statement on Form
                                            N-1A   filed    electronically   on
                                            November 9, 1995,  accession number
                                            0000950130-95-002359.

                  EX-99.B9(c)               Form   of   Shareholder    Servicing
                                            Agreement  for Class A,  Class B and
                                            Class   C   shares   of  S&P   STARS
                                            Portfolio,     Large    Cap    Value
                                            Portfolio,     Small    Cap    Value
                                            Portfolio,    Total    Return   Bond
                                            Portfolio, The Insiders Select Fund,
                                            Focus   List   Portfolio,   Balanced
                                            Portfolio,  High Yield Total  Return
                                            Portfolio and  International  Equity
                                            Portfolio  is  incorporated  by
                                            reference to Exhibit 9(c) of Post-
                                            Effective  Amendment  No. 20 to the
                                            Registration Statement on Form N-1A
                                            filed electronically on July 28,
                                            1998, accession number 0000922423-98
                                            -000722.

                  EX-99.B9(d)               Shareholder  Servicing Plan,  dated
                                            September  8,  1997,  for  Class A,
                                            Class B and  Class C shares  of S&P
                                            STARS  Portfolio,  Large  Cap Value
                                            Portfolio,    Small    Cap    Value
                                            Portfolio,    Total   Return   Bond
                                            Portfolio,   The  Insiders   Select
                                            Fund,    Focus   List    Portfolio,
                                            Balanced   Portfolio,   High  Yield
                                            Total    Return    Portfolio    and
                                            International  Equity  Portfolio is
                                            incorporated by reference to Exhibit
                                            9(d) of Post-Effective Amendment
                                            No. 20 to the Registration Statement
                                            on Form N-1A filed electronically on
                                            July 28, 1998, accession number
                                            0000922423-98-000722.

                  EX-99.B10                 Opinion of Kramer,  Levin, Naftalis
                                            & Frankel as to the legality of the
                                            securities     registered    is
                                            incorporated by reference to Exhibit
                                            (10) of Post-Effective Amendment
                                            No. 20 to the Registration Statement
                                            on Form N-1A filed electronically on
                                            July 28, 1998, accession number
                                            0000922423-98-000722.




                  EX-99.B11(a)              Consent of Kramer,  Levin, Naftalis
                                            & Frankel is filed herewith.

                  EX-99.B11(b)              Consent of Deloitte & Touche LLP is
                                            filed herewith.

                  EX-99.B12                 None.

                  EX-99.B13                 None.

                  EX-99.B14                 None.


                  EX-99.B15(a)              Distribution     and    Shareholder
                                            Servicing Plan , dated February 22,
                                            1995,  for  Class  A  and  Class  C
                                            shares  of  S&P  STARS   Portfolio,
                                            Large  Cap Value  Portfolio,  Small
                                            Cap Value  Portfolio,  Total Return
                                            Bond  Portfolio  and  The  Insiders
                                            Select Fund is incorporated by
                                            reference to Exhibit 15 (a) of Post-
                                            Effective Amendment No. 20 to the
                                            Registration Statement on Form N-1A
                                            filed electronically on July 28,
                                            1998, accession number 0000922423-98
                                            -000722.

                  EX-99.B15(b)              Distribution Plan , dated September
                                            8, 1997,  for Class B shares of S&P
                                            STARS  Portfolio,  Large  Cap Value
                                            Portfolio,    Small    Cap    Value
                                            Portfolio,    Total   Return   Bond
                                            Portfolio  and The Insiders  Select
                                            Fund,  and for Class A, Class B and
                                            Class  C  shares   of  Focus   List
                                            Portfolio, Balanced Portfolio, High
                                            Yield Total  Return  Portfolio  and
                                            International  Equity  Portfolio is
                                            incorporated by reference to Exhibit
                                            (10) of Post-Effective Amendment
                                            No. 20 to the Registration Statement
                                            on Form N-1A filed electronically on
                                            July 28, 1998, accession    number
                                            0000922423-98-000722.


                  EX-99.B16(a)              Schedules   of    Computation    of
                                            Performance  Data are  incorporated
                                            by  reference  to  Exhibit  (16) of
                                            Post  Effective  Amendment No. 5 to
                                            the Registration  Statement on Form
                                            N-1A filed September 1, 1995 and to
                                            Exhibit   (16)  of   Post-Effective
                                            Amendment No. 7 to the Registration
                                            Statement   on  Form   N-1A   filed
                                            electronically on November 9, 1995,
                                            accession                    number
                                            0000950130-95-002359.

                  EX-99.B16(b)              Schedule    of    Computation    of
                                            Performance   Data  for  the  Prime
                                            Money  Market are  incorporated  by
                                            reference  to  Exhibit  (16)(b)  of
                                            Post-Effective  Amendment No. 19 to
                                            the Registration  Statement on Form
                                            N-1A   filed    electronically   on
                                            January 14, 1998,  accession number
                                            0000922423-98- 000036.

                  EX-99.B17                 Financial  Data Schedules are filed
                                            herewith as Exhibit 27.

                  EX-99.B18                 Rule  18f-3  Plan,  as  revised  is
                                            incorporated    by   reference   to
                                            Exhibit   18   of    Post-Effective
                                            Amendment    No.    15    to    the
                                            Registration Statement on Form N-1A
                                            filed  electronically on October 1,
                                            1997,        accession       number
                                            0000922423-97-000815.


                  Other Exhibits:

                  EX-99.A Certificate of Corporate Secretary is incorporated by reference to Other Exhibit (a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed electronically on November 9, 1995,
                                            accession                    number
                                            0000950130-95-002359.

                  EX-99.B Power of Attorney of Michael Minikes is incorporated by reference to Other Exhibit (b) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed electronically on October 1, 1997, accession number 0000922423-97- 000815. Powers of
                                            attorney   are    incorporated   by
                                            reference  to Other  Exhibit (b) of
                                            Post-Effective  Amendment  No. 7 to
                                            the Registration  Statement on Form
                                            N-1A   filed    electronically   on
                                            November 9, 1995,  accession number
                                            0000950130-95-002359  and to  Other
                                            Exhibit   (b)   of   Post-Effective
                                            Amendment No. 8 to the Registration
                                            Statement   on  Form   N-1A   filed
                                            electronically  on April 12,  1996,
                                            accession                    number
                                            0000950130-96-001230.


Item 25.      Persons Controlled by or Under Common Control with
              Registrant

              Not Applicable

Item 26.      Number of Holders of Securities

              (1)                                                   (2)
                                                              Number of Record
                                                              Holders as of
         Title of Class                                       July 17, 1998
         --------------                                       -------------

         Shares of  beneficial  interest,
         $.001 par  value  per  share,
         of the following portfolios:


         S&P STARS Portfolio--Class A                             6,179
         S&P STARS Portfolio--Class B                              759
         S&P STARS Portfolio--Class C                             3,835
         S&P STARS Portfolio--Class Y                               513
         Large Cap Value Portfolio--Class A                         390
         Large Cap Value Portfolio--Class B                         59
         Large Cap Value Portfolio--Class C                         326
         Large Cap Value Portfolio--Class Y                         123
         Small Cap Value Portfolio--Class A                       1,308
         Small Cap Value Portfolio--Class B                        225
         Small Cap Value Portfolio--Class C                       1,028
         Small Cap Value Portfolio--Class Y                         334
         Total Return Bond Portfolio--Class A                       121
         Total Return Bond Portfolio--Class B                         8
         Total Return Bond Portfolio--Class C                       105
         Total Return Bond Portfolio--Class Y                        41
         The Insiders Select Fund--Class A                        2,042
         The Insiders Select Fund--Class B                         553
         The Insiders Select Fund--Class C                          953
         The Insiders Select Fund--Class Y                          101
         Focus List Portfolio--Class A                             315
         Focus List Portfolio--Class B                             209
         Focus List Portfolio--Class C                             155
         Focus List Portfolio--Class Y                               0
         Prime Money Market Portfolio--Class Y                       40
         Balanced Portfolio--Class A                                81
         Balanced Portfolio--Class B                                65
         Balanced Portfolio--Class C                                18
         Balanced Portfolio--Class Y                                30
         High Yield Total Return Portfolio--Class A                670
         High Yield Total Return Portfolio--Class B                472
         High Yield Total Return Portfolio--Class C                354
         High Yield Total Return Portfolio--Class Y                  0
         International Equity Portfolio--Class A                   184
         International Equity Portfolio--Class B                    53
         International Equity Portfolio--Class C                    60
         International Equity Portfolio--Class Y                     0

Item 27.      Indemnification

              Reference is made to Article VIII of the Registrant's Declaration of Trust (filed as Exhibit 1(a) to Registrant's Post- Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130-95-002359 and incorporated herein by reference). The application of these provisions is limited by Article 10 of the Registrant's By-Laws (filed as Exhibit 2 to Registrant's Post-Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130- 95-002359 and incorporated herein by reference) and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

              Reference also is made to the Distribution Agreement previously filed as Exhibit 6(a) to Registrant's Post-Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130-95-002359 and incorporated herein by reference.

Item 28(a).   Business and Other Connections of Investment Adviser

              Registrant is fulfilling the requirement of this Item 28(a) to provide a list of the officers and directors of Bear Stearns Funds Management Inc. ("BSFM"), the investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BSFM or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by BSFM (SEC File No. 801- 29862).

Item 29.          Principal Underwriters

                  (a) Bear, Stearns & Co. Inc. ("Bear Stearns") acts as principal underwriter or depositor for the following investment companies:

                  o Bear Stearns Investment Trust -- Emerging Markets Debt Portfolio

                  o   Managed Income Securities Plus Fund, Inc.

                  (b) Set forth below is a list of each executive officer and director of Bear Stearns. All Directors and Executive Officers are also Senior Managing Directors. The principal business address of each such person is 245 Park Avenue, New York, New York 10167, except as set forth below.


                               Positions and                    Positions and
                               Offices with                     Offices with
Name                           Bear Stearns                      Registrant
----                           ------------                      ----------

Directors
---------

Alan C. Greenberg              Chairman of the Board
E. John Rosenwald Jr.
Michael L. Tarnopol
James E. Cayne
Mark E. Lehman
Alan D. Schwartz
Warren J. Spector
Michael Minikes
Samuel L Molinaro Jr.
William J. Montgoris
Denis Bovin
Peter D. Cherasia
Ralph R. Cioffi
Barry J. Cohen
Wendy L. de Monchaux
Bruce E. Geismar
Richard Harriton
Daniel L. Keating
John Knoght
Curtis S. Lan
David A. Liebowitz
Bruce M. Lisman
Roland N. Livney
Jeffrey Mayer
Gary M. McLoughlin

Donald R. Mullen Jr.
Fares D. Noujaim
Craig M. Overlander
Stephen E. Raphael
Pierce J. Roberts Jr.
Richard B. Sachs
David M. Solomon
Robert M. Steinberg
Donald W. Tang
Michael J. Urfirer
Eli Wachtel
Miacheal Winchell
Uzi Zucker
John H. Slade                  Director Emeritus


                               Positions and                    Positions and
                               Offices with                     Offices with
Name                           Bear Stearns                      Registrant
----                           ------------                      ----------

Executive Officers

Alan C. Greenberg              Chairman of the Board
James E. Cayne                 Chief Executive
                               Officer/President
William J. Montgoris           Chief Operating                   Executive Vice
                               Officer/Chief Operations
                               Officer
                               President
Mark E. Lehman                 Executive Vice President/
                               General Counsel/Chief Legal
                               Officer
Alan D. Schwartz               Executive Vice
                               President
Warren J. Spector              Executive Vice
                               President
Kenneth L. Edlow               Secretary
Michael Minikes                Treasurer                         Trustee
Michael J. Abatemarco1         Controller/Assistant
                                 Secretary
Samuel L. Molinaro, Jr.        Chief Financial Officer/
                               Senior Vice President -
                               Finance
Frederick B. Casey             Assistant Treasurer
Lawrence E. Rogers             Assistant Controller
Stephen A. Bornstein           Assistant Secretary
Marc H. Feuer                  Assistant Treasurer
Robert J. Schwartz             Assistant Treasurer
Cheryl Kallem                  Assistant Controller
Charles A. Nalbone             Chief Compliance Officer
---------------
1 Michael J. Abatemarco's principal business address is 1 Metrotech Center North, Brooklyn, New York 11201-3859.

Item 30.          Location of Accounts and Records

         1.       Bear Stearns Funds Management Inc.
                  245 Park Avenue
                  New York, New York  10167
                  (records relating to operations of the Company)

         2.       The Bear Stearns Funds
                  575 Lexington Avenue
                  New York, New York  10022
                  (records relating to the Company)

         3.       Bear Stearns Asset Management Inc.
                  575 Lexington Avenue
                  New York, New York  10022
                  (advisory records)

         4.       Custodial Trust Company
                  101 Carnegie Center
                  Princeton, New Jersey  08540
                  (records of the principal underwriter)

         5.       PFPC Inc.
                  Bellevue Corporate Center
                  400 Bellevue Parkway
                  Wilmington, Delaware  19809
                  (certain financial and shareholder records)

         6.       Marvin & Palmer Associates
                  1201 North Market Street
                  Suite 2300
                  Wilmington, Delaware  19801-2545
                  (records relating to its function as sub-investment adviser for the International Equity Portfolio)

Item 31.          Management Services

         Not Applicable

Item 32.          Undertakings

         Registrant hereby undertakes

               (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications; and

               (2)  to furnish  each person to whom a  prospectus  is  delivered
                    with  a  copy  of  its  most   current   annual   report  to
                    shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 17th day of August 1998.


                                                     THE BEAR STEARNS FUNDS
                                                       (Registrant)


                                                     By:  /s/Robert S. Reitzes
                                                          --------------------
                                                             Robert S. Reitzes
                                                             President

                  Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




/s/Robert S. Reitzes          President (Principal          August 17, 1998
---------------------         Executive Officer)
Robert S. Reitzes


/s/Frank J. Maresca           Vice President and            August 17, 1998
---------------------         Treasurer (Principal
Frank J. Maresca              Financial and
                              Accounting Officer)


         *                    Trustee
---------------------
Peter M. Bren


         *                    Trustee
---------------------
Alan J. Dixon


           *                  Trustee
---------------------
John R. McKernan, Jr.


           *                  Trustee
---------------------
M.B. Oglesby, Jr.


           *                  Trustee                       August 17, 1998
---------------------
Michael Minikes




*By: /s/Frank J. Maresca
     -------------------
     Frank J. Maresca,
     Attorney-in-Fact

                             THE BEAR STEARNS FUNDS

                                INDEX TO EXHIBITS


EX-99.B11(a)       Consent of Kramer, Levin, Naftalis & Frankel

EX-99.B11(b)       Consent of Deloitte & Touche LLP

EX-27              Financial Data  Schedules